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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22234

RMR REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Adam D. Portnoy, President RMR Real Estate Income Fund Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	Michael K. Hoffman, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, New York 10036-6522

 Julie A. Tedesco, Esq.
State Street Bank and Trust Company
4 Copley Place, 5th Floor
Boston, Massachusetts 02116
Registrant's telephone number, including area code: (617) 332-9530 Date of fiscal year end: December 31 Date of reporting period: December 31, 2010

Item 1.    Reports to Stockholders.

ANNUAL REPORT DECEMBER 31, 2010

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund

ABOUT INFORMATION CONTAINED IN THIS REPORT:

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUNDS' PORTFOLIOS. PERFORMANCE DATA FOR RMR REAL ESTATE INCOME FUND PRIOR TO JUNE 17, 2009 REFLECTS THE PERFORMANCE OF RMR REAL ESTATE FUND, WHICH WAS REORGANIZED INTO RMR REAL ESTATE INCOME FUND ON JUNE 17, 2009. SIMILARLY, PERFORMANCE DATA FOR RMR ASIA PACIFIC REAL ESTATE FUND PRIOR TO JUNE 16, 2009 REFLECTS THE PERFORMANCE OF OLD RMR ASIA PACIFIC REAL ESTATE FUND, WHICH WAS REORGANIZED INTO RMR ASIA PACIFIC REAL ESTATE FUND ON JUNE 16, 2009. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS.

  •
  IF RMR ADVISORS, INC., OR RMR ADVISORS, HAD NOT WAIVED FEES DURING CERTAIN PERIODS, EACH FUND'S RETURNS WOULD HAVE BEEN REDUCED.

  •
  EACH FUND IS A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM ANY FUND. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES BEFORE PURCHASING ANY SHARES OF EITHER FUND. AN INVESTMENT IN EACH FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  FOR MORE INFORMATION ABOUT ANY OF OUR FUNDS PLEASE VISIT WWW.RMRFUNDS.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO THE FUNDS' FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE AT WWW.SEC.GOV.

 NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENTS AND DECLARATIONS OF TRUST OF RMR REAL ESTATE INCOME FUND AND RMR ASIA PACIFIC REAL ESTATE FUND, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUNDS, PROVIDE THAT THE NAMES "RMR REAL ESTATE INCOME FUND" AND "RMR ASIA PACIFIC REAL ESTATE FUND" REFER TO THE TRUSTEES UNDER THE AGREEMENTS AND DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE FUNDS SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ANY OF THESE FUNDS. ALL PERSONS DEALING WITH THE FUNDS IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THAT FUND WITH WHICH HE OR SHE MAY DEAL FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

 NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

THE AGREEMENTS AND DECLARATIONS OF TRUST OF RMR REAL ESTATE INCOME FUND AND RMR ASIA PACIFIC REAL ESTATE FUND EACH CONTAIN PROVISIONS WHICH LIMIT SHARE OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES OUTSTANDING OF EACH FUND.

RMR Funds December 31, 2010
February 24, 2011

To our shareholders,

Please find our 2010 annual report for our two closed end funds, RMR Real Estate Income Fund (NYSE Amex: RIF) and RMR Asia Pacific Real Estate Fund (NYSE Amex: RAP).

We invite you to read through the information contained in this report and to view our website at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

December 31, 2010

To our shareholders,

In the pages that follow, you will find data summarizing each Fund's financial results for the twelve months ended December 31, 2010 and financial position as of December 31, 2010.

RMR REAL ESTATE INCOME FUND

Relevant Market Conditions

Real Estate Industry Fundamentals.    After almost three years of continuous declines, commercial real estate fundamentals started to recover during 2010. While unemployment remains high, vacancy rates and rents appear to have bottomed for most property types. The recovery, however, has not been consistent across all property types. Sectors such as hotels and apartments, which are more sensitive to an economic recovery, have seen a faster recovery in operating fundamentals. The suburban office sector, on the other hand, continues to experience high vacancy rates and negative rent growth. One common theme across all commercial real estate, however, is that new construction is at 20 year lows which should bode well for real estate operating fundamentals in 2011.

Low interest rates and better access to the capital markets during 2010 allowed REITs to continue to reduce leverage, refinance debt and opportunistically raise capital to fund acquisitions. During the year, REITs raised $51 billion in the U.S. equity and debt markets. The REIT preferred market, which was closed during 2009, reopened during 2010; during the year, $2 billion was raised in the REIT preferred market.

On the acquisition front, REITs acquired nearly $20 billion in commercial real estate, exceeding volumes seen throughout most of the last ten years, with the exception of the 2004 through 2007 period when real estate transactions were at peak levels. Low interest rates and an improved lending environment pushed commercial property prices higher as a result of a strong demand for quality assets by REITs and other well capitalized investors. We believe the capital markets may remain open to REITs in 2011 helping to drive internal earnings growth with low interest expense and external growth from acquisitions. The major uncertainty facing the REIT market in 2011 may be the possibility of a rise in interest rates which could push cap rates higher and drive real estate values and REIT share prices lower.

Real Estate Securities Technicals.    The market for REIT shares was up 28.5% in 2010, significantly outperforming the S&P 500 Index return of 15.1%. During the first half of 2010, returns for the REIT market were mixed. REITs were up 10.1% during the first quarter of the year as investors became more confident that an economic recovery was underway. Then, during the second quarter, REITs were down 4% on concerns that the U.S. could head into a double dip recession as the European sovereign debt crisis threatened global economic growth. Anticipation of the Federal Reserve Bank's second round of quantitative easing, growing investor demand for higher yields and the extension of the Bush era tax cuts sent the REIT securities market up 21.5% during the second half of the year. Also, net inflows into real estate mutual funds during the year were $4.2 billion.

During the year, all sectors in the MSCI U.S. REIT Total Return Index posted positive returns. Hotels and apartments were the best performing sectors with total returns of 50.9% and 49.0%, respectively.

As noted above, these two sectors tend to recover faster during an economic recovery due to their shorter lease terms.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies, including REITs. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the twelve months ended December 31, 2010, our total return on net asset value, or NAV, (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 39.0%. During that same period, the total return for the MSCI U.S. REIT Total Return Index (an unmanaged index of REIT common stocks) was 28.5%.

The Fund's outperformance versus the MSCI U.S. REIT Total Return Index during 2010 was primarily due to a higher concentration of REIT preferred securities in the Fund's portfolio versus in the Index. Also, our investment allocation to hotel REIT preferred stocks contributed positively to the Fund's performance because REIT preferred securities in this sector outperfomed the market during 2010.

RMR ASIA PACIFIC REAL ESTATE FUND

Relevant Market Conditions

Real Estate Industry Fundamentals.    Real estate market conditions in the Asia Pacific region continued to improve during 2010. Office rental rates in the key Asia Pacific financial centers of Hong Kong and Singapore continued to rise, while the rental rates in Tokyo appeared to stabilize. Increasing employment coupled with rising home prices in the Asia Pacific region were common themes during 2010, resulting in a more positive consumer sentiment. As a result, rents in the region's retail sector continued to move higher. Rents in the industrial real estate sector have not yet returned to pre-recession levels in large part because of the decline in export volumes across the region due to the recent recessions in both the U.S. and Europe.

Despite policy measures introduced by many regional governments to depress demand or lower prices, residential real estate prices across the region continued to increase in 2010. The Hong Kong market was especially strong because mainland Chinese buyers took advantage of their high levels of liquidity and sought the safety of residential assets versus volatile equity markets.

One of the strongest performing markets in the last two months of 2010 was the Japanese REIT market. In early November, the Bank of Japan released a list of J-REITs it would purchase as part of its comprehensive monetary easing measures. As a result, J-REITs continued to rally steadily through year end despite a weak Japanese economy.

The Asia Pacific region, led by China, continues to demonstrate superior GDP growth relative to the rest of the world. The International Monetary Fund, or IMF, expects GDP growth for developing Asia Pacific countries, including China, of 8.5% in 2011. This compares to the IMF's expectation of world GDP growth of 3.4% in 2011.

Real Estate Securities Technicals.    We anticipate demand for real estate investments in the Asia Pacific region to continue to increase as the Asia Pacific economies continue to demonstrate improving economic growth during the next few years. The number of REITs in the region also continues to increase; the Philippines and India are currently considering new REIT legislation and a number of new IPOs may be designated for listing in Singapore in the second half of 2011.

Fund Strategies, Techniques and Performance

Our primary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objective.

During the twelve month period ended December 31, 2010, our total return on net asset value, or NAV, was 12.0%. During that same period, the total return for the EPRA NAREIT Asia Total Return Index (an unmanaged index of Asia Pacific real estate common stocks) was 17.2%.

The Fund's underperformance versus the EPRA NAREIT Asia Total Return Index during 2010 was primarily due to the Fund holding a number of overweight positions in several major Chinese and Hong Kong real estate companies versus the Index. Many of the stocks of these companies were under selling pressure in 2010 due to policy measures introduced by the Chinese and Hong Kong governments designed to curb the rapid increase in residential property prices. Additionally, the Fund underperformed the Index in part due to the Fund's underweight position in Japanese property stocks which, despite a sluggish economic outlook, were the beneficiary of massive fund inflows due to the expectation of the introduction of quantitative easing measures by the Bank of Japan. The Fund remains underweight in Japan as we believe real estate fundamentals are still relatively weak compared to the rest of the region.

Thank you for your continued support.

Sincerely,

Adam D. Portnoy
President
February 24, 2011

Portfolio holdings by sub-sector as a percentage of investments
(as of December 31, 2010)* (unaudited)

RMR Real Estate Income Fund

REITs
Lodging/Resorts	23%
Office	12%
Diversified	12%
Apartments	11%
Others, less than 10% each	35%

Total REITs	93%
Other	6%
Short term investments	1%

Total investments	100%

RMR Asia Pacific Real Estate Fund

Diversified	67%
Hospitality	13%
Others, less than 10% each	19%
Short term investments	1%

Total investments	100%

Portfolio holdings by type of security (as of December 31, 2010)* (unaudited)

RMR Real Estate Income Fund

Common securities	53%
Other	46%
Short term investments	1%

Total investments	100%

RMR Asia Pacific Real Estate Fund

Common securities	98%
Other	1%
Short term investments	1%

Total investments	100%

Portfolio holdings by country (as of December 31, 2010)* (unaudited)

RMR Asia Pacific Real Estate Fund

Hong Kong	36%
Japan	24%
Australia	16%
Singapore	12%
China	10%
India	1%
Short term investments	1%

Total investments	100%

*
These percentages represent a Fund's portfolio holdings by sub-sector or type of security or by country as a percentage of total portfolio holdings and do not match the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector or type of security or by country as a percentage of the Fund's net assets.

RMR Real Estate Income Fund
Portfolio of Investments – December 31, 2010

Company	Shares	Value

Common Stocks – 68.6% Real Estate Investment Trusts – 63.8%
Apartments – 12.9%
American Campus Communities, Inc.	12,000	$381,120
Apartment Investment & Management Co.	28,745	742,771
Associated Estates Realty Corp.	115,800	1,770,582
AvalonBay Communities, Inc.	15,575	1,752,966
BRE Properties, Inc.	16,000	696,000
Colonial Properties Trust	34,800	628,140
Equity Residential	49,000	2,545,550
Essex Property Trust, Inc.	6,000	685,320
Home Properties, Inc.	5,000	277,450
Mid-America Apartment Communities, Inc.	20,100	1,276,149
UDR, Inc.	13,000	305,760

		11,061,808
Diversified – 7.0%
Cousins Properties, Inc.	34,572	288,330
Digital Realty Trust, Inc.	4,000	206,160
DuPont Fabros Technology, Inc.	12,700	270,129
Entertainment Properties Trust	31,500	1,456,875
Lexington Realty Trust	112,558	894,836
Vornado Realty Trust	28,335	2,361,156
Washington Real Estate Investment Trust	18,000	557,820

		6,035,306
Free Standing – 3.8%
Getty Realty Corp.	17,000	531,760
National Retail Properties, Inc.	96,900	2,567,850
Realty Income Corp.	4,300	147,060

		3,246,670
Health Care – 8.1%
Cogdell Spencer, Inc.	31,655	183,599
HCP, Inc.	59,580	2,191,948
Health Care REIT, Inc.	6,200	295,368
Healthcare Realty Trust, Inc.	13,000	275,210
LTC Properties, Inc.	7,500	210,600
Medical Properties Trust, Inc.	185,520	2,009,182
Nationwide Health Properties, Inc.	47,654	$1,733,652
OMEGA Healthcare Investors, Inc.	2,200	49,368

		6,948,927
Industrial – 2.2%
AMB Property Corp.	10,000	317,100
DCT Industrial Trust, Inc.	88,600	470,466
EastGroup Properties, Inc.	8,500	359,720
First Potomac Realty Trust	5,000	84,100
ProLogis	45,000	649,800

		1,881,186
Lodging/Resorts – 3.9%
Chatham Lodging Trust	17,049	294,095
Chesapeake Lodging Trust	1,000	18,810
DiamondRock Hospitality Co.	40,603	487,236
Hersha Hospitality Trust	230,583	1,521,848
LaSalle Hotel Properties	16,000	422,400
Pebblebrook Hotel Trust	7,411	150,592
Strategic Hotels & Resorts, Inc. (a)	45,750	242,018
Sunstone Hotel Investors, Inc. (a)	5,000	51,650
Supertel Hospitality, Inc. (a)	84,642	133,734

		3,322,383
Manufactured Home – 1.0%
Sun Communities, Inc.	25,900	862,729
Mixed Office/Industrial – 2.2%
Duke Realty Corp.	46,100	574,406
Gladstone Commercial Corp.	9,734	183,291
Liberty Property Trust	36,200	1,155,504

		1,913,201
Mortgage – 0.4%
Anworth Mortgage Asset Corp.	7,300	51,100
MFA Financial, Inc.	39,950	325,992

		377,092
Office – 9.6%
Alexandria Real Estate Equities, Inc.	15,000	1,098,900
BioMed Realty Trust, Inc.	21,000	391,650
Boston Properties, Inc.	2,500	215,250

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

Common Stocks – continued Real Estate Investment Trusts – continued
Brandywine Realty Trust	145,100	$1,690,415
Corporate Office Properties Trust	20,600	719,970
Franklin Street Properties Corp.	25,000	356,250
Highwoods Properties, Inc.	37,900	1,207,115
Kilroy Realty Corp.	1,600	58,352
Mack-Cali Realty Corp.	33,030	1,091,972
MPG Office Trust, Inc. (a)	24,000	66,000
Parkway Properties, Inc.	12,500	219,000
Piedmont Office Realty Trust, Inc.	6,000	120,840
SL Green Realty Corp.	14,900	1,005,899

		8,241,613
Regional Malls – 5.9%
CBL & Associates Properties, Inc.	30,000	525,000
Glimcher Realty Trust	90,000	756,000
Pennsylvania Real Estate Investment Trust	55,000	799,150
Simon Property Group, Inc.	22,179	2,206,589
The Macerich Co.	16,966	803,679

		5,090,418
Shopping Centers – 6.0%
Agree Realty Corp.	1,199	31,402
Cedar Shopping Centers, Inc.	68,508	430,915
Developers Diversified Realty Corp.	20,000	281,800
Equity One, Inc.	20,000	363,600
Excel Trust, Inc.	20,000	242,000
Inland Real Estate Corp.	20,000	176,000
Kimco Realty Corp.	30,000	541,200
Kite Realty Group Trust	70,000	378,700
Ramco-Gershenson Properties Trust	62,000	771,900
Regency Centers Corp.	13,700	578,688
Tanger Factory Outlet Centers, Inc.	5,400	276,426
Urstadt Biddle Properties	9,800	190,610
Weingarten Realty Investors	35,000	831,600

		5,094,841
Storage – 0.8%
Public Storage, Inc.	3,100	314,402
Sovran Self Storage, Inc.	5,000	184,050
U-Store-It Trust	15,000	142,950

		641,402
Total Real Estate Investment Trusts (Cost $46,393,989)		54,717,576
Other – 4.8%
Beazer Homes USA, Inc. (a)	25,000	$134,750
Brookfield Properties Corp.	22,000	385,660
Carador PLC (b)	5,496,600	2,061,225
CB Richard Ellis Group, Inc. (c)	11,900	243,712
D.R. Horton, Inc.	47,000	560,710
Las Vegas Sands Corp. (c)	4,000	183,800
RadioShack Corp.	14,000	258,860
The St. Joe Co. (c)	5,000	109,250
Toll Brothers, Inc. (c)	10,000	190,000
Total Other (Cost $9,326,561)		4,127,967
Total Common Stocks (Cost $55,720,550)		58,845,543
Preferred Stocks – 58.2%
Real Estate Investment Trusts – 57.9%
Apartments – 1.5%
Apartment Investment & Management Co., Series U	20,000	502,000
Apartment Investment & Management Co., Series V	11,100	279,387
Apartment Investment & Management Co., Series Y	11,900	300,594
BRE Properties, Inc., Series D	7,400	179,450
UDR, Inc., Series G	63	1,554

		1,262,985
Diversified – 8.3%
Cousins Properties, Inc., Series B	15,098	374,430
DuPont Fabros Technology, Inc., Series A	10,000	249,600
Entertainment Properties Trust, Series B	20,145	493,351
Entertainment Properties Trust, Series D	111,800	2,674,256
LBA Realty LLC, Series B	87,142	1,654,827
Lexington Realty Trust, Series B	27,750	700,687
Lexington Realty Trust, Series D	21,000	501,690
Vornado Realty Trust, Series E	15,400	380,380
Vornado Realty Trust, Series F	5,700	135,888

		7,165,109

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

Preferred Stocks – continued Real Estate Investment Trusts – continued
Free Standing – 0.4%
National Retail Properties, Inc., Series C	14,500	$361,340
Health Care – 2.0%
HCP, Inc., Series E	1,500	37,095
Health Care REIT, Inc., Series F	8,775	221,656
OMEGA Healthcare Investors Inc., Series D	55,000	1,432,200

		1,690,951
Industrial – 0.7%
First Industrial Realty Trust, Series J	20,963	427,645
Prologis Trust, Series G	6,800	155,992

		583,637
Lodging/Resorts – 26.1%
Ashford Hospitality Trust, Series A	114,710	2,829,896
Ashford Hospitality Trust, Series D	32,000	758,400
Eagle Hospitality Properties Trust, Inc., Series A (a)	165,000	160,050
FelCor Lodging Trust, Inc., Series A (d)(e)	73,000	1,817,700
FelCor Lodging Trust, Inc., Series C (e)	111,539	2,766,167
Grace Acquisition I, Inc., Series B (a)	133,800	88,308
Grace Acquisition I, Inc., Series C (a)(b)	18,900	8,505
Hersha Hospitality Trust, Series A	155,500	3,879,725
LaSalle Hotel Properties, Series D	120,623	2,903,396
LaSalle Hotel Properties, Series E	51,300	1,277,370
LaSalle Hotel Properties, Series G	10,000	237,600
Strategic Hotels & Resorts, Inc., Series A (a)	12,900	307,536
Strategic Hotels & Resorts, Inc., Series B (a)	77,100	1,773,300
Sunstone Hotel Investors, Inc., Series A	145,000	3,567,000

		22,374,953
Mixed Office/Industrial – 1.0%
Duke Realty Corp., Series J	10,000	224,000
Duke Realty Corp., Series N	4,500	110,475
Duke Realty Corp., Series O	20,100	531,243

		865,718
Mortgage – 0.7%
MFA Financial, Inc., Series A	10,000	$250,600
RAIT Financial Trust, Series C	19,369	358,327

		608,927
Office – 6.3%
Alexandria Real Estate Equities, Inc., Series C	48,845	1,252,874
BioMed Realty Trust, Inc., Series A	18,350	458,934
DRA CRT Acquisition Corp., Series A	40,396	575,643
Hudson Pacific Properties, Inc., Series B	10,000	250,000
Kilroy Realty Corp., Series E	20,500	521,725
Kilroy Realty Corp., Series F	30,000	755,400
Parkway Properties, Inc., Series D	22,100	567,528
SL Green Realty Corp., Series D	38,500	974,050

		5,356,154
Regional Malls – 4.7%
CBL & Associates Properties, Inc., Series D	50,000	1,181,000
Glimcher Realty Trust, Series F	56,300	1,418,760
Glimcher Realty Trust, Series G	60,100	1,470,046

		4,069,806
Shopping Centers – 6.1%
Cedar Shopping Centers, Inc., Series A	129,649	3,258,079
Developers Diversified Realty Corp., Series H	32,000	756,800
Kimco Realty Corp., Series F	2,000	49,100
Kite Realty Group Trust, Series A	10,000	250,250
Regency Centers Corp., Series C	1,700	43,078
Regency Centers Corp., Series D	19,400	479,762
Regency Centers Corp., Series E	200	4,890
Weingarten Realty Investors, Series E	1,000	24,370
Weingarten Realty Investors, Series F	16,800	391,440

		5,257,769
Storage – 0.1%
Public Storage, Inc., Series X	2,300	56,281
Total Real Estate Investment Trusts (Cost $51,321,593)		49,653,630

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

Preferred Stocks – continued
Other – 0.3%
Corts-UNUM Provident Financial Trust	8,600	$226,739
Total Other (Cost $222,310)		226,739
Total Preferred Stocks (Cost $51,543,903)		49,880,369
Investment Companies – 2.3%
Blackrock Credit Allocation Income Trust	19,336	233,965
Cohen & Steers Infrastructure Fund, Inc.	17,911	294,099
Cohen & Steers Quality Income Realty Fund, Inc.	60,297	521,569
Eaton Vance Enhanced Equity Income Fund II	24,100	294,261
Nuveen Real Estate Income Fund	3,700	37,407
UltraShort Real Estate ProShares (a)	29,570	536,400
Total Investment Companies (Cost $2,751,850)		1,917,701
Short-Term Investments – 1.1%
Money Market Funds – 1.1%
Dreyfus Cash Management Fund, Institutional Shares, 0.14% (f)
(Cost $963,295)	963,295	963,295
Total Investments – 130.2% (Cost $110,979,598)		111,606,908
Other assets less liabilities – (10.7)%		(9,180,946)
Preferred Shares, at liquidation preference – (19.5)%		(16,675,000)
Net Assets applicable to common shareholders – 100.0%		$85,750,962

Notes to Portfolio of Investments

(a)
As of December 31, 2010, this security had discontinued paying distributions.

(b)
As of December 31, 2010, the Fund held $2,069,730 of securities fair valued in accordance with policies adopted by the board of trustees, which represents 1.85% of the Fund's total investments. See Note A(4) to the financial statements.

(c)
Non-dividend paying security.

(d)
Convertible into common stock.

(e)
The security resumed paying dividends in January, 2011.

(f)
Rate reflects 7 day yield as of December 31, 2010.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Portfolio of Investments – December 31, 2010

Company	Shares	Value

Common Stocks – 99.8%
Australia – 16.6%
Diversified – 11.7%
Charter Hall Group *	433,755	$1,100,239
Dexus Property Group *	2,825,000	2,297,081
Mirvac Group *	1,335,714	1,673,557
Stockland *	1,065,000	3,921,416

		8,992,293
Office – 3.8%
Commonwealth Property Office Fund *	1,450,000	1,230,940
Goodman Group *	1,210,000	804,432
ING Office Fund *	1,600,000	908,247

		2,943,619
Retail – 1.1%
CFS Retail Property Trust *	128,500	231,317
Charter Hall Retail REIT *	210,000	631,477

		862,794
Total Australia (Cost $12,277,122)		12,798,706
China – 10.0%
Diversified – 10.0%
Agile Property Holdings, Ltd.	1,249,000	1,847,918
China Overseas Land & Investment, Ltd.	581,000	1,076,369
China Resources Land, Ltd.	1,857,000	3,373,410
Shimao Property Holdings, Ltd.	971,500	1,467,349

		7,765,046
Total China (Cost $8,265,385)		7,765,046
Hong Kong – 36.7%
Diversified – 21.4%
Champion Real Estate Investment Trust *	2,800,000	1,653,458
Great Eagle Holdings, Ltd.	645,000	2,008,157
Hongkong Land Holdings, Ltd.	770,000	5,559,400
Hysan Development Co., Ltd.	550,000	2,596,876
Kerry Properties, Ltd.	501,000	2,597,558
New World Development Co., Ltd.	17,262	32,468
Poly (Hong Kong) Investments, Ltd.	1,350,000	1,321,725
The Wharf (Holdings), Ltd.	98,000	753,963

		16,523,605
Hospitality – 12.9%
Sun Hung Kai Properties, Ltd.	599,000	$9,910,380
Retail – 2.4%
The Link REIT *	595,000	1,848,658
Total Hong Kong (Cost $23,842,696)		28,282,643
Japan – 23.9%
Diversified – 16.2%
Daiwa House Industry Co., Ltd.	132,000	1,622,565
Mitsubishi Estate Co., Ltd.	264,500	4,906,232
Mitsui Fudosan Co., Ltd.	231,000	4,606,343
Sumitomo Realty & Development Co., Ltd.	56,000	1,337,406

		12,472,546
Office – 5.0%
Nippon Building Fund, Inc. *	238	2,441,852
Nomura Real Estate Office Fund, Inc. *	195	1,407,439

		3,849,291
Shopping Center – 2.7%
Aeon Mall Co., Ltd.	78,500	2,107,772
Total Japan (Cost $18,071,452)		18,429,609
Singapore – 12.6%
Diversified – 8.8%
Capitacommercial Trust *	1,650,000	1,928,546
CapitaLand, Ltd. *	1,367,000	3,951,822
Suntec Real Estate Investment Trust *	800,000	935,053

		6,815,421
Industrial – 1.7%
Global Logistic Properties, Ltd. (b)	100,000	168,309
Mapletree Logistics Trust *	1,526,460	1,147,804

		1,316,113
Retail – 2.1%
CapitaMall Trust *	1,034,000	1,571,122
Total Singapore (Cost $8,542,887)		9,702,656
Total Common Stocks (Cost $70,999,542)		76,978,660

See notes to financial statements and notes to portfolio of investments.

RMR Asia Pacific Real Estate Fund
Portfolio of Investments – continued

Company	Shares	Value

P-Notes (a) – 1.2%
India – 1.2%
DLF, Ltd., Macquarie Bank, Ltd., expiring 6/26/12 (b)	64,500	$421,185
Unitech, Ltd., Macquarie Bank, Ltd., expiring 5/29/13 (b)	348,000	515,040
Total P-Notes (Cost $1,042,953)		936,225
Warrants – 0.0%
Hong Kong – 0.0%
Henderson Land Development Co., Ltd., expiring 6/1/11 (b)
(Cost $0)	95,000	22,000
Short-Term Investments – 0.9%
Money Market Funds – 0.9%
Dreyfus Cash Management Fund, Institutional Shares, 0.14% (c)
(Cost $699,520)	699,520	699,520
Total Investments – 101.9% (Cost $72,742,015)		78,636,405
Other assets less liabilities – (1.9)%		(1,513,469)
Net Assets – 100%		$77,122,936

Notes to Portfolio of Investments

*
The company is organized as a real estate investment trust as defined by the laws of its country of domicile.
(a)
P-Notes are participation interest notes that are issued by banks or broker dealers and are designed to offer a return linked to particular underlying equity or debt securities, currencies or equity markets. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying securities, currencies or markets that they seek to replicate. There is additional counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. As a result, there can be no assurance that the trading price of P-Notes will equal the underlying value of the securities or markets that they seek to replicate.
(b)
As of December 31, 2010, this security had not paid a distribution.
(c)
Rate reflects 7 day yield as of December 31, 2010.

See notes to financial statements.

RMR Funds
Financial Statements

Statements of Assets and Liabilities

December 31, 2010	RMR Real Estate Income Fund	RMR Asia Pacific Real Estate Fund

Assets
Investments in securities, at value (cost of $110,979,598 and $72,742,015, respectively)	$111,606,908	$78,636,405
Cash	228	507
Cash denominated in foreign currencies, at value (cost of $0 and $878,328, respectively)	—	879,086
Dividends and interest receivable	923,888	321,298
Prepaid expenses	182,403	12,144

Total assets	112,713,427	79,849,440

Liabilities
Revolving credit facility	10,000,000	—
Advisory fee payable	79,878	48,660
Interest payable	24,335	—
Distributions payable on preferred shares	1,748	—
Distributions payable on common shares	—	2,490,508
Accrued expenses and other liabilities	181,504	187,336

Total liabilities	10,287,465	2,726,504

Preferred shares, at liquidation preference
Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000	—

Net assets attributable to common shares	$85,750,962	$77,122,936

Composition of net assets
Common shares, $0.001 par value per share; unlimited number of shares authorized	$2,376	$3,343
Additional paid-in capital	139,570,881	116,157,501
Distributions in excess of net investment income	(1,748)	(2,548,554)
Accumulated net realized loss on investments	(54,447,857)	(42,389,106)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	627,310	5,899,752

Net assets attributable to common shares	$85,750,962	$77,122,936

Common shares outstanding	2,375,718	3,342,963

Net asset value per share attributable to common shares	$36.09	$23.07

See notes to financial statements.

RMR Funds
Financial Statements – continued

Statements of Operations

For the year ended December 31, 2010	RMR Real Estate Income Fund	RMR Asia Pacific Real Estate Fund

Investment Income
Dividends (net of foreign taxes withheld of $1,344 and $181,103, respectively)	$4,434,510	$2,191,159

Expenses
Advisory	824,197	722,466
Audit and legal	154,449	151,065
Administrative	119,769	119,599
Compliance and internal audit	106,263	107,080
Custodian	83,168	119,942
Shareholder reporting	73,398	43,206
Trustees' fees and expenses	29,991	30,000
Preferred share remarketing and auction fees	66,215	—
Other	198,356	129,682

Total expenses before interest expense	1,655,806	1,423,040
Interest expense	173,310	—

Total expenses after interest expense	1,829,116	1,423,040
Less: expense waived by the Advisor	—	(180,617)

Net expenses	1,829,116	1,242,423

Net investment income	2,605,394	948,736

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(3,477,396)	446,081
Net realized gain on foreign currency transactions	—	37,149
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	25,805,107	6,942,149

Net realized and unrealized gain on investments	22,327,711	7,425,379
Distributions to preferred shareholders from net investment income	(137,308)	—

Net increase in net assets attributable to common shares resulting from operations	$24,795,797	$8,374,115

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase (decrease) in net assets resulting from operations
Net investment income	$2,605,394	$2,434,677
Net realized loss on investments	(3,477,396)	(7,824,346)
Net change in unrealized appreciation/(depreciation) on investments	25,805,107	30,115,549
Distributions to preferred shareholders from net investment income	(137,308)	(224,318)

Net increase in net assets attributable to common shares resulting from operations	24,795,797	24,501,562

Distributions to common shareholders from:
Net investment income	(2,465,071)	(1,940,054)
Return of capital	(1,478,064)	(947,954)

Total distributions to common shareholders	(3,943,135)	(2,888,008)

Capital shares transactions
Net proceeds from sale of common shares	—	21,204
Net assets received from reorganization with RMR F.I.R.E. Fund	—	3,089,673
Net assets received from reorganization with RMR Hospitality and Real Estate Fund	—	7,429,898
Net assets received from reorganization with RMR Dividend Capture Fund	—	2,551,050
Net assets received from reorganization with RMR Preferred Dividend Fund	—	4,551,627

Net increase from capital transactions	—	17,643,452

Total increase in net assets attributable to common shares	20,852,662	39,257,006
Net assets attributable to common shares
Beginning of year	64,898,300	25,641,294

End of year (including distributions of $1,748 and $0, respectively, in excess of net investment income)	$85,750,962	$64,898,300

Common shares issued (a)
Shares outstanding, beginning of year	2,375,718	1,330,680
Shares issued	—	1,250
Shares issued in reorganization with RMR F.I.R.E. Fund	—	182,532
Shares issued in reorganization with RMR Hospitality and Real Estate Fund	—	432,390
Shares issued in reorganization with RMR Dividend Capture Fund	—	154,477
Shares issued in reorganization with RMR Preferred Dividend Fund	—	274,389

Shares outstanding, end of year	2,375,718	2,375,718

(a)
Common share amounts for all periods prior to the reorganizations have been adjusted to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations. See Notes A and E to the financial statements.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2010	Year Ended December 31, 2009

Increase (decrease) in net assets resulting from operations
Net investment income	$948,736	$210,170
Net realized gain (loss) on investments	446,081	(8,956,915)
Net realized gain (loss) on foreign currency transactions	37,149	(7,540)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	6,942,149	19,162,766

Net increase in net assets resulting from operations	8,374,115	10,408,481

Distributions to common shareholders from net investment income	(3,861,123)	(1,846,135)

Capital shares transactions
Net proceeds from sale of common shares	—	64,902
Net assets received from reorganization with RMR Asia Real Estate Fund	—	47,486,799

Net increase from capital transactions	—	47,551,701

Total increase in net assets	4,512,992	56,114,047
Net assets
Beginning of year	72,609,944	16,495,897

End of year (including distributions of $2,548,554 and $1,204,097, respectively, in excess of net investment income)	$77,122,936	$72,609,944

Common shares issued (a)
Shares outstanding, beginning of year	3,342,963	900,315
Shares issued	—	3,333
Shares issued in reorganization with RMR Asia Real Estate Fund	—	2,439,315

Shares outstanding, end of year	3,342,963	3,342,963

(a)
Common share amounts for all periods prior to the reorganizations have been adjusted to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations. See Notes A and E to the financial statements.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Year

	For the Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007		December 31, 2006

Per Common Share Operating Performance (a)(b)
Net asset value, beginning of year	$27.32	$19.28	$65.28	$101.33		$80.15

Income from Investment Operations
Net investment income (c)(d)	1.10	1.29	3.90	5.64		5.08
Net realized and unrealized appreciation/(depreciation) on investments (d)	9.39	8.41	(43.75)	(28.82)		24.05
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (d)	(.06)	(.12)	(1.13)	(.87)		(1.18)
Net realized gain on investments (d)	—	—	(.36)	(1.13)		(.62)

Net increase (decrease) in net asset value from operations	10.43	9.58	(41.34)	(25.18)		27.33
Less: Distributions to common shareholders from:
Net investment income (d)	(1.04)	(1.04)	(3.33)	(4.77)		(4.05)
Net realized gain on investments (d)	—	—	(1.18)	(6.10)		(2.10)
Return of capital (d)	(.62)	(.50)	(.15)	—		—

Net asset value, end of year	$36.09	$27.32	$19.28	$65.28		$101.33

Market price, beginning of year	$21.55	$13.85	$56.56	$89.64		$67.44

Market price, end of year	$29.80	$21.55	$13.85	$56.56		$89.64

Total Return
Total investment return based on:
Market price (e)	47.10%	73.77%	(72.28)%	(26.19)%		43.77%
Net asset value (e)	38.99%	53.88%	(67.47)%	(26.28	)%(f)	35.27%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (c)(d)	3.44%	6.31%	7.42%	6.16%		5.60%
Total preferred share distributions	0.18%	0.58%	2.83%	2.18%		1.97%
Net investment income, net of preferred share distributions (c)(d)	3.26%	5.73%	4.59%	3.98%		3.63%
Expenses, excluding interest expense	2.18%	—	—	—		—
Expenses, net of fee waivers	2.41%	4.50%	2.55%	1.47%		1.50%
Expenses, before fee waivers	2.41%	4.50%	2.97%	1.82%		1.86%
Portfolio turnover rate	24.85%	52.46%	4.97%	51.01%		36.20%
Net assets attributable to common shares	$85,750,962	$64,898,300	$25,641,294	$86,839,333		$134,820,875
Borrowings on revolving credit facility	$10,000,000	—	—	—		—
Asset coverage ratio of borrowings (g)	1,124%	—	—	—		—
Liquidation preference of outstanding preferred shares	$16,675,000	$16,675,000	$10,950,000	$50,000000		$50,000,000
Asset coverage ratio of preferred shares (h)	614%	489%	334%	273%		370%
Asset coverage ratio of borrowings and preferred shares (i)	421%	489%	334%	273%		370%
(a)
Based on average shares outstanding.
(b)
The Fund reorganized with predecessor RMR Funds during the period from June 17, 2009 through June 23, 2009. Share and per share information has been updated to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations. See Notes A and E to the financial statements.
(c)
Amounts for periods prior to December 18, 2008 are net of expenses waived by RMR Advisors.
(d)
As discussed in Note A(7) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(e)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower for the periods prior to December 18, 2008 if RMR Advisors had not contractually waived a portion of its advisory fee.
(f)
During the year ended December 31, 2007, RMR Advisors reimbursed the Fund $2,070 for trading losses incurred by the Fund due to a trading error. The impact of this reimbursement was less than $0.005 per share and had no impact on total return.
(g)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.
(h)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.
(i)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	For the Year Ended
					For the Period May 25, 2006 (a) to December 31, 2006
	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007

Per Common Share Operating Performance (b)(c)
Net asset value, beginning of period	$21.72	$18.34	$39.67	$46.10	$37.19	(d)

Income from Investment Operations
Net investment income (e)	.28	.09	.12	.24	.41
Net realized and unrealized appreciation/(depreciation) on investments	2.23	4.26	(21.45)	4.97	8.58

Net increase (decrease) in net asset value from operations	2.51	4.35	(21.33)	5.21	8.99
Less: Distributions to common shareholders from:
Net investment income	(1.16)	(.97)	—	(7.68)	—
Net realized gain on investments	—	—	—	(3.96)	—
Common share offering costs charged to capital	—	—	—	—	(.08)

Net asset value, end of period	$23.07	$21.72	$18.34	$39.67	$46.10

Market price, beginning of period	$16.89	$12.53	$33.04	$45.63	$38.99

Market price, end of period	$18.37	$16.89	$12.53	$33.04	$45.63

Total Return (f)
Total investment return based on:
Market price (g)	16.15%	42.86%	(62.06)%	(2.99)%	17.05%
Net asset value (g)	11.95%	24.03%	(53.76)%	11.80%	23.95%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income (e)	1.31%	0.46%	0.42%	0.45%	1.64	%(h)
Expenses, net of fee waivers	1.72%	2.42%	2.82%	1.78%	2.25	%(h)
Expenses, before fee waivers	1.97%	2.67%	3.07%	2.03%	2.50	%(h)
Portfolio turnover rate	51.82%	101.40%	42.97%	68.69%	27.61%
Net assets attributable to common shares	$77,122,936	$72,609,944	$16,495,897	$35,709,926	$41,512,089
(a)
Commencement of operations of the Fund.
(b)
Based on average shares outstanding.
(c)
The Fund reorganized with predecessor RMR Funds on June 16, 2009. Share and per share information has been updated to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations. See Notes A and E to the financial statements.
(d)
Net asset value at May 25, 2006, reflects the deduction of the average sales load and offering costs of $0.92 per share paid by the holders of common shares of the predecessor, Old RMR Asia Pacific Real Estate Fund, from the $20.00 offering price. The Fund paid a sales load and offering cost of $0.94 per share on 1,710,000 shares sold to the public and no sales load or offering costs on 40,000 common shares sold to affiliates of the RMR Advisors for $20 per share.
(e)
Amounts are net of expenses waived by RMR Advisors.
(f)
Total returns for periods of less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its advisory fee.
(h)
Annualized.

See notes to financial statements.

RMR Funds
Notes to Financial Statements

December 31, 2010

Note A

(1)   Organization

RMR Real Estate Income Fund, or RIF, was organized as a Delaware statutory trust on August 19, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. RIF had no operations prior to June 17, 2009, other than matters relating to RIF's establishment, registration of common shares and preferred shares under the Securities Act of 1933, and the sale of a total of 5,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On June 17, 2009, RIF completed a 4:1 reverse stock split immediately prior to a series of reorganizations with several affiliated funds. RMR Real Estate Fund (RMR), RMR Hospitality and Real Estate Fund (RHR), RMR F.I.R.E. Fund (RFR), RMR Preferred Dividend Fund (RDR) and RMR Dividend Capture Fund (RCR) reorganized with RIF on separate dates during the period from June 17, 2009 to June 23, 2009. Following the reorganizations, RIF assumed the accounting and performance history of RMR for periods prior to June 17, 2009. See Note E for a complete description of the reorganizations.

RMR Asia Pacific Real Estate Fund, or RAP, and collectively with RIF, the Funds, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the 1940 Act, as a non-diversified closed end management investment company. RAP had no operations prior to June 16, 2009, other than matters relating to RAP's establishment, registration of common shares under the Securities Act of 1933, and the sale of a total of 5,000 common shares for $100,000 to RMR Advisors. On June 16, 2009, RAP completed a 1.5:1 reverse stock split immediately prior to the reorganization of each of Old RMR Asia Pacific Real Estate Fund (Old RAP) and RMR Asia Real Estate Fund (RAF) with RAP on June 16, 2009. Following the reorganizations, RAP assumed the accounting and performance history of Old RAP for periods prior to June 16, 2009. See Note E for a complete description of the reorganizations.

(2)   Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Funds' management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)   Portfolio Valuation

Investment securities of RIF are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by RIF at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using values provided by a pricing service.

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

Investment securities of RAP are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE closes, that RAP determines could affect the value of the foreign securities RAP owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to materially affect the RAP's net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by RAP's board of trustees.

Any of the Funds' securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Funds at fair value as determined in good faith under the supervision of the Funds' boards of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A (4) for a further description of fair value measurements. Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued, which approximates fair value.

(4)   Fair Value Measurements

The Funds report the value of their securities at their fair value. Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Funds use observable market data when possible and otherwise use other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions we believe that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. This three-tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

The following is a summary of the types of inputs used as of December 31, 2010, in valuing RIF's investments:

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Real Estate Investment Trusts
Apartments	$11,061,808	$—	$—	$11,061,808
Diversified	6,035,306	—	—	6,035,306
Free Standing	3,246,670	—	—	3,246,670
Health Care	6,948,927	—	—	6,948,927
Industrial	1,881,186	—	—	1,881,186
Lodging/Resorts	3,322,383	—	—	3,322,383
Manufactured Home	862,729	—	—	862,729
Mixed Office/Industrial	1,913,201	—	—	1,913,201
Mortgage	377,092	—	—	377,092
Office	8,241,613	—	—	8,241,613
Regional Malls	5,090,418	—	—	5,090,418
Shopping Centers	5,094,841	—	—	5,094,841
Storage	641,402	—	—	641,402
Total Real Estate Investment Trusts	54,717,576	—	—	54,717,576
Other	2,066,742	—	2,061,225	4,127,967
Total Common Stocks	56,784,318	—	2,061,225	58,845,543
Preferred Stocks
Real Estate Investment Trusts
Apartments	1,262,985	—	—	1,262,985
Diversified	7,165,109	—	—	7,165,109
Free Standing	361,340	—	—	361,340
Health Care	1,690,951	—	—	1,690,951
Industrial	583,637	—	—	583,637
Lodging/Resorts	22,366,448	8,505	—	22,374,953
Mixed Office/Industrial	865,718	—	—	865,718
Mortgage	608,927	—	—	608,927
Office	5,356,154	—	—	5,356,154
Regional Malls	4,069,806	—	—	4,069,806
Shopping Centers	5,257,769	—	—	5,257,769
Storage	56,281	—	—	56,281
Total Real Estate Investment Trusts	49,645,125	8,505	—	49,653,630
Other	226,739	—	—	226,739
Total Preferred Stocks	49,871,864	8,505	—	49,880,369
Investment Companies	1,917,701	—	—	1,917,701
Short-Term Investments
Money Market Funds	963,295	—	—	963,295
Total Investments	$109,537,178	$8,505	$2,061,225	$111,606,908

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

RIF utilized broker quotes, issuer company financial information and other market indicators to value the securities whose prices were not readily available. The types of inputs (Level 1, 2 or 3) used to value a security may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $736,693 were transferred from Level 2 to Level 1 as market prices were available on December 31, 2010.

The following is an analysis of the change in value of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance, as of December 31, 2009	$1,311,905
Transfers into Level 3	—
Securities sold	(359,995)
Total realized gains	9,994
Changes in unrealized appreciation/(depreciation)	1,099,321

Ending balance, as of December 31, 2010	$2,061,225

During the year ended December 31, 2010, there were no transfers of investments for which we began or discontinued to use Level 3 inputs to measure value.

The following is a summary of the inputs used as of December 31, 2010, in valuing RAP's investments:

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Australia
Diversified	$8,992,293	$—	$—	$8,992,293
Office	2,943,619	—	—	2,943,619
Retail	862,794	—	—	862,794
Total Australia	12,798,706	—	—	12,798,706
China
Diversified	7,765,046	—	—	7,765,046
Total China	7,765,046	—	—	7,765,046
Hong Kong
Diversified	16,523,605	—	—	16,523,605
Hospitality	9,910,380	—	—	9,910,380
Retail	1,848,658	—	—	1,848,658
Total Hong Kong	28,282,643	—	—	28,282,643
Japan
Diversified	12,472,546	—	—	12,472,546
Office	3,849,291	—	—	3,849,291
Shopping Center	2,107,772	—	—	2,107,772
Total Japan	18,429,609	—	—	18,429,609

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

Description	Level 1	Level 2	Level 3	Total

Singapore
Diversified	$6,815,421	$—	$—	$6,815,421
Industrial	1,316,113	—	—	1,316,113
Retail	1,571,122	—	—	1,571,122
Total Singapore	9,702,656	—	—	9,702,656
Total Common Stocks	76,978,660	—	—	76,978,660
P-Notes
India	936,225	—	—	936,225
Total P-Notes	936,225	—	—	936,225
Warrants
Hong Kong	22,000	—	—	22,000
Short-Term Investments
Money Market Funds	699,520	—	—	699,520
Total Investments	$78,636,405	$—	$—	$78,636,405

When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates significantly from the previous day close, RAP believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of these securities at the time the U.S. market closes and RAP fair values its investment securities. In such circumstances, RAP reports holdings in its foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value. The types of inputs (Levels 1, 2 or 3) may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. During the year ended December 31, 2010, all securities were transferred from Level 2 to Level 1 because the securities were valued using quoted prices in active markets (Level 1) at December 31, 2010, while at December 31, 2009, the value of the securities were adjusted to fair values as determined by an independent pricing service due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE that resulted in their Level 2 classification.

There were no investments in securities characterized as Level 3 as of December 31, 2009 or December 31, 2010 for RAP. During the year ended December 31, 2010, there were no transfers of investments for which we began or discontinued to use Level 3 inputs to measure value.

(5)   Securities Transactions and Investment Income

The Funds record securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Funds use the accrual method for recording interest income, including accretion of original issue discount, where

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions.

(6)   Taxes

The Funds have qualified and each intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that they will generally not be subject to U.S. federal income tax. However, the Funds may be subject to a 4% excise tax to the extent they do not distribute substantially all taxable earnings each year.

Some foreign governments may subject the Funds' investment income and securities sales to withholding or other taxes. For the year ended December 31, 2010, $1,344 of foreign taxes have been withheld from distributions to RIF and $181,103 of foreign taxes have been withheld from distributions to RAP. These amounts are recorded as a reduction of dividend income.

At December 31, 2010, the Funds did not have any known uncertain tax positions. Each of the tax years in the three year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service. During the year ended December 31, 2010, the Funds did not incur any tax related interest or penalties.

(7)   Distributable Earnings

RIF earns income, net of expenses, daily on its investments. It is the policy of RIF to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by RIF's board of trustees in its discretion in light of such factors as may be considered by the board of trustees, which may or may not include market and economic conditions, and subject to compliance with applicable law, RIF's Agreement and Declaration of Trust, RIF's bylaws, RIF's revolving credit agreement described in Note G and other objectives. This policy is not fundamental and may be changed by RIF's board of trustees without shareholder vote. RIF's distributions to shareholders are recorded on the ex-dividend date. RIF's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent RIF's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of RIF not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

RIF has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that RIF receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to RIF. RIF has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. RIF has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. RIF has credited its "net change in unrealized appreciation/(depreciation) on investments" with that portion of the distributions received from REITs that is classified by those

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

REITs as return of capital. The classifications of distributions received from RIF's investments were as follows:

	Year ended December 31, 2010	Year ended December 31, 2009
Ordinary income	$4,387,481	$4,168,489
Capital gain income	393,318	297,951
Return of capital	1,543,336	657,416

Total distributions received	$6,324,135	$5,123,856

RAP earns income, net of expenses, daily on its investments. It is the policy of RAP to make distributions of its income at least annually in amounts at least equal to the amount necessary to maintain its status as a regulated investment company. Certain of RAP's investments are in real estate companies characterized as passive foreign investment companies, or PFICs, for U.S. federal income tax purposes. For U.S. federal income tax purposes, RAP is required to mark its PFIC investments to current market value at the end of each year and to recognize the resulting unrealized gain as ordinary income. As a result, PFIC investments may cause RAP to recognize and distribute taxable income without a corresponding receipt of cash. RAP recognized PFIC mark to market income for federal tax purposes of $2,643,742 and $2,992,628 for the years ended December 31, 2010 and 2009, respectively. Distributions to shareholders are recorded on the ex-dividend date. RAP's distributions may consist of ordinary income (net investment income, PFIC mark to market adjustments and short term capital gains), long term capital gains and return of capital. To the extent RAP's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of RAP not to distribute such gains.

The Funds distinguish between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a return of capital for tax purposes. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Funds during the years ended December 31, 2010 and December 31, 2009, were as follows:

	Year ended December 31, 2010	Year ended December 31, 2009
RIF
Ordinary income	$2,602,379	$2,164,372
Return of capital	1,478,064	947,954

	$4,080,443	$3,112,326

RAP
Ordinary income	$3,861,123	$1,846,135

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

As of December 31, 2010 the components of distributable earnings on a federal income tax basis were as follows:

RIF
Undistributed ordinary income	$—
Undistributed net long term capital gains	—
Net unrealized appreciation/(depreciation)	(2,822,766)
RAP
Undistributed ordinary income	$1,137,012
Undistributed net long term capital gains	—
Net unrealized appreciation/(depreciation)	(47,610)

As of December 31, 2010, RIF had a total net capital loss carry forward for federal income tax purposes of $50,997,783, of which $4,830,417 expires in 2016, $40,845,103 expires in 2017 and $5,322,263 expires in 2018.

As of December 31, 2010, RAP had a total net capital loss carry forward for federal income tax purposes of $40,127,310, of which $831,685 expires in 2014, $14,432,692 expires in 2015, $20,347,954 expires in 2016, $2,963,106 expires in 2017 and $1,551,873 expires in 2018.

The net capital loss carry forward for RIF and RAP includes $4,830,417 and $29,888,822, respectively, of capital loss carry forwards that were acquired in connection with the reorganizations (See Note E). Federal tax rules limit the Fund's ability to use these acquired capital loss carry forwards.

The difference between the financial reporting basis and tax basis of unrealized appreciation/depreciation is due to mark to market and adjustments to the Funds' investments in passive foreign investment companies and/or wash sales of portfolio investments.

The cost, gross unrealized appreciation and unrealized depreciation of the Funds' investments for federal income tax purposes as of December 31, 2010, are as follows:

	RIF	RAP
Cost	$114,429,674	$78,689,379

Gross unrealized appreciation	$15,381,872	$1,662,490
Gross unrealized depreciation	(18,204,638)	(1,715,464)

Net unrealized appreciation/(depreciation)	$(2,822,766)	$(52,974)

(8)   Concentration of Risk

Under normal market conditions, RIF's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs. The value of RIF's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

Under normal market conditions, RAP's investments are concentrated in common shares, preferred shares and debt securities, including convertible preferred and debt securities and warrants to purchase equity securities, issued by Asia Pacific real estate companies and REITs. The value of RAP's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry or in the Asia Pacific region due to economic, legal, regulatory, technological or other developments affecting the Asia Pacific real estate industry and securities market.

(9)   Foreign Securities Risk

As compared to U.S. securities, foreign securities may be issued by companies which provide less financial and other information, and which are subject to less developed and difficult to access legal systems, less stringent accounting, auditing and financial reporting standards or different governmental regulations. As compared to U.S. securities markets, foreign securities markets may have different settlement procedures, may have higher transaction costs, may be conducted in a less regulated manner, are generally smaller and may be less liquid and more volatile than securities markets in the U.S. The value of foreign securities may also decline or be unstable because of political, social or economic events or instability outside of the U.S.

(10) RAP Foreign Currency Transactions

The accounting records of RAP are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

RAP does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of investments. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on RAP's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Net unrealized foreign currency appreciation/(depreciation) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Note B

Advisory, Subadvisory and Administration Agreements and Other Transactions with Affiliates

RIF has an investment advisory agreement with RMR Advisors to provide RIF with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of RIF in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of RIF's average daily managed assets. Managed assets means the total assets of RIF less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, debt and the liquidation preference of

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

preferred shares are not considered a liability. RIF incurred advisory fees of $824,197 during the year ended December 31, 2010.

RAP has an investment advisory agreement with RMR Advisors to provide RAP with a continuous investment program, oversee RAP's subadvisor and generally manage the business affairs of RAP in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of RAP's average daily managed assets. RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of RAP's average daily managed assets until May 25, 2012. RAP incurred net advisory fees of $541,849 during the year ended December 31, 2010. The amount of fees waived by RMR Advisors was $180,617 for the year ended December 31, 2010.

RMR Advisors has entered into a subadvisory agreement with MacarthurCook Investment Managers Limited, or MacarthurCook, to make day to day investment decisions and to generally manage the business affairs of RAP in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors, and not RAP, pays the subadvisor a monthly fee equal to an annual rate of 0.375% of RAP's average daily managed assets. MacarthurCook has agreed to waive a portion of the fee payable by RMR Advisors so that until May 25, 2012, the fee payable to MacarthurCook by RMR Advisors will be equal to 0.25% of RAP's average daily managed assets.

RMR Advisors also performs administrative functions for each Fund pursuant to an administration agreement with such Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for each Fund. Under each administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. RIF and RAP paid RMR Advisors $119,769 and $119,599, respectively, for subadministrative fees charged by State Street for the year ended December 31, 2010.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Funds as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Funds an annual retainer plus attendance fees for board and committee meetings. RIF and RAP incurred trustee fees and expenses of $29,991 and $30,000, respectively, during the year ended December 31, 2010.

Each Fund's board of trustees, and separately the disinterested trustees, authorized the Fund to make payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. RIF and RAP incurred compliance and internal audit expenses of $106,263 and $107,080, respectively, which includes the Funds' allocated portion of the salary of their chief compliance officer, during the year ended December 31, 2010. The Funds also participate in pooled insurance programs with RMR Advisors and make payments of allocated portions of related premiums. RIF and RAP incurred allocated insurance expenses of $86,861 and $50,068, respectively, during the year ended December 31, 2010.

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the year ended December 31, 2010, were as follows:

	Purchases	Sales	Brokerage Commissions
RIF	$34,706,490	$23,604,636	$53,373
RAP	$34,850,715	$36,571,682	$163,414

Note D

RIF Preferred Shares

On June 17, 2009, in connection with the reorganization of RIF with RMR, RIF issued 438 Series T auction preferred shares with a total liquidation preference of $10,950,000. On June 18, 2009, in connection with reorganization of RIF with RFR, RIF issued 47 Series W auction preferred shares with a total liquidation preference of $1,175,000. On June 19, 2009, in connection with the reorganization of RIF with RHR, RIF issued 91 Series Th auction preferred shares with a total liquidation preference of $2,275,000. On June 22, 2009, in connection with the reorganization of RIF with RCR, RIF issued 27 Series F auction preferred shares with a total liquidation preference of $675,000. On June 23, 2009, in connection with the reorganization of RIF with RDR, RIF issued 64 Series M auction preferred shares with a total liquidation preference of $1,600,000. The preferred shares are senior to RIF's common shares and rank on parity with each other class or series of preferred shares of RIF as to the payment of periodic distributions, including distribution of assets upon liquidation. If RIF does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any rating agency rating RIF's preferred shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in RIF's by laws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of RIF's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of RIF's trustees. RIF pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate for each series was as follows as of December 31, 2010.

Series	Rate	Date of Auction
Series M	0.203%	12/27/2010
Series T	0.650%	12/28/2010
Series W	0.204%	12/29/2010
Series Th	0.650%	12/30/2010
Series F	0.204%	12/31/2010

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

To date, no auctions for preferred securities of RIF have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets Corporation, an affiliate of RIF's lead broker dealer for its preferred securities, had previously acquired for its own account a substantial portion of RIF's preferred securities in the auctions, and could ultimately come to own for its own account all or substantially all of such preferred securities if in the future it again begins to acquire such preferred securities for its own account. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets Corporation) Schedule 13G filing, dated as of February 10, 2011, it owned 10.5% of Series T issued and outstanding RIF preferred shares. If RBC Capital Markets Corporation had not been a purchaser of preferred securities in RIF's auctions, some auctions likely would have failed and holders of the RIF's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets Corporation or any other of its affiliates will purchase RIF preferred shares in any future auction of RIF preferred securities in which demand is insufficient for RIF preferred shareholders to sell all offered preferred shares, or that RIF will not have any auction for its preferred securities fail. If an auction of RIF's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which RIF would otherwise pay as a result of a successful auction. If an auction fails, holders of RIF's preferred shares may not be able to sell their preferred shares in that auction. If auctions for RIF's preferred shares fail, or if market conditions generally frustrate RIF's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause RIF to change the form and/or amount of investment leverage used by RIF.

RIF actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, RIF may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Reorganizations

RIF

RIF and RMR:

On June 17, 2009, RIF acquired all of the assets and assumed all of the liabilities of RMR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RMR and RIF on March 26, 2009, and by the shareholders of RMR at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes. Immediately prior to the reorganization, the net assets of RIF were $21,204.

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

The investment portfolio of RMR, with a fair value of $34,319,302 and identified cost of $62,014,620, was the principal asset acquired by RIF. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RMR was carried forward to align ongoing reporting of RIF's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of RMR were $22,557,627.

As a result of this reorganization, each holder of RMR common shares received common shares of RIF having an aggregate net asset value (NAV) equal to the aggregate NAV of the common shareholder's RMR common shares. As of the close of business on June 17, 2009, the NAV of RMR was $3.306 per common share and the NAV of RIF was $4.240 per common share. RIF completed a 4:1 reverse stock split on Wednesday, June 17, 2009 immediately prior to the reorganization of RMR with RIF and its opening NAV on Thursday, June 18, 2009 was $16.952. Each common share of RMR was converted into 0.195 common shares of RIF. Immediately after this reorganization, the combined net assets of RIF amounted to $22,578,831. In connection with the reorganization, RIF assumed the accounting and performance history of RMR.

As a result of this reorganization, the holders of Series T preferred shares of RMR received Series T preferred shares of RIF. The aggregate liquidation preference of RIF Series T preferred shares received by holders of RMR Series T preferred shares in the reorganization was equal to the aggregate liquidation preference of the RMR Series T preferred shares held by such holders immediately prior to the reorganization.

The auction date, rate period and dividend payment date of RIF Series T preferred shares issued in the reorganization are the same as that of the RMR Series T preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of RIF Series T preferred shares was identical to the dividend rate set at the most recent auction for RMR Series T preferred shares prior to RMR's reorganization with RIF.

RIF and RFR:

On June 18, 2009, RIF acquired all of the assets and assumed all of the liabilities of RFR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RFR and RIF on March 26, 2009, and by the shareholders of RFR at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes.

The investment portfolio of RFR, with a fair value of $4,119,848 and identified cost of $8,174,016, was the principal asset acquired by RIF. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RFR was carried forward to align ongoing reporting of RIF's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of RIF were $22,629,661.

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

As a result of this reorganization, each holder of RFR common shares received common shares of RIF having an aggregate NAV equal to the aggregate NAV of the common shareholder's RFR common shares. As of the close of business on June 18, 2009, the NAV of RFR was $2.082 per common share and the NAV of RIF was $16.990 per common share. Each common share of RFR was converted into 0.123 common shares of RIF. Immediately after the reorganization, the combined net assets of RIF amounted to $25,719,334.

As a result of this reorganization, the holders of Series W preferred shares of RFR received Series W preferred shares of RIF. The aggregate liquidation preference of RIF Series W preferred shares received by holders of RFR Series W preferred shares in the reorganization was equal to the aggregate liquidation preference of the RFR Series W preferred shares held by such holders immediately prior to the reorganization.

The auction date, rate period and dividend payment date of RIF Series W preferred shares issued in the reorganization are the same as that of the RFR Series W preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of RIF Series W preferred shares was identical to the dividend rate set at the most recent auction for RFR Series W preferred shares prior to RFR's reorganization with RIF.

RIF and RHR:

On June 19, 2009, RIF acquired all of the assets and assumed all of the liabilities of RHR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RHR and RIF on March 26, 2009, and by the shareholders of RHR at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes.

The investment portfolio of RHR, with a fair value of $9,671,628 and identified cost of $16,667,618, was the principal asset acquired by RIF. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RHR was carried forward to align ongoing reporting of RIF's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of RIF were $26,009,749.

As a result of this reorganization, each holder of RHR common shares received common shares of RIF having an aggregate NAV equal to the aggregate NAV of the common shareholder's RHR common shares. As of the close of business on June 19, 2009, the NAV of RHR was $2.990 per common share and the NAV of RIF was $17.174 per common share. Each common share of RHR was converted into 0.174 common shares of RIF. Immediately after the reorganization, the combined net assets of RIF amounted to $33,439,647.

As a result of this reorganization, the holders of Series Th preferred shares of RHR received Series Th preferred shares of RIF. The aggregate liquidation preference of RIF Series Th preferred shares received by holders of RHR Series Th preferred shares in the reorganization was equal to the aggregate

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

liquidation preference of the RHR Series Th preferred shares held by such holders immediately prior to the reorganization.

The auction date, rate period and dividend payment date of RIF Series Th preferred shares issued in the reorganization are the same as that of the RHR Series Th preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of RIF Series Th preferred shares was identical to the dividend rate set at the most recent auction for RHR Series Th preferred shares prior to RHR's reorganization with RIF.

RIF and RCR:

On June 22, 2009, RIF acquired all of the assets and assumed all of the liabilities of RCR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RCR and RIF on March 26, 2009, and by the shareholders of RCR at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes.

The investment portfolio of RCR, with a fair value of $3,238,742 and identified cost of $7,497,877, was the principal asset acquired by RIF. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RCR was carried forward to align ongoing reporting of RIF's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of RIF were $32,221,837.

As a result of this reorganization, each holder of RCR common shares received common shares of RIF having an aggregate NAV equal to the aggregate NAV of the common shareholder's RCR common shares. As of the close of business on June 22, 2009, the NAV of RCR was $2.031 per common share and the NAV of RIF was $16.551 per common share. Each common share of RCR was converted into 0.123 common shares of RIF. Immediately after the reorganization, the combined net assets of RIF amounted to $34,772,887.

As a result of this reorganization, the holders of Series F preferred shares of RCR received Series F preferred shares of RIF. The aggregate liquidation preference of RIF Series F preferred shares received by holders of RCR Series F preferred shares in the reorganization was equal to the aggregate liquidation preference of the RCR Series F preferred shares held by such holders immediately prior to the reorganization.

The auction date, rate period and dividend payment date of RIF Series F preferred shares issued in the reorganization are the same as that of the RCR Series F preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of RIF Series F preferred shares was identical to the dividend rate set at the most recent auction for RCR Series F preferred shares prior to RCR's reorganization with RIF.

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

RIF and RDR:

On June 23, 2009, RIF acquired all of the assets and assumed all of the liabilities of RDR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RDR and RIF on March 26, 2009, and by the shareholders of RDR at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes.

The investment portfolio of RDR, with a fair value of $6,143,547 and identified cost of $13,229,475, was the principal asset acquired by RIF. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RDR was carried forward to align ongoing reporting of RIF's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of RIF were $34,921,592.

As a result of this reorganization, each holder of RDR common shares received common shares of RIF having an aggregate NAV equal to the aggregate NAV of the common shareholder's RDR common shares. As of the close of business on June 23, 2009, the NAV of RDR was $1.709 per common share and the NAV of RIF was $16.619 per common share. Each common share of RDR was converted into 0.103 common shares of RIF. Immediately after the reorganization, the combined net assets of RIF amounted to $39,473,219.

As a result of this reorganization, the holders of Series M preferred shares of RDR received Series M preferred shares of RIF. The aggregate liquidation preference of RIF Series M preferred shares received by holders of RDR Series M preferred shares in the reorganization was equal to the aggregate liquidation preference of the RDR Series M preferred shares held by such holders immediately prior to the reorganization.

The auction date, rate period and dividend payment date of RIF Series M preferred shares issued in the reorganization are the same as that of the RDR Series M preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of RIF Series M preferred shares was identical to the dividend rate set at the most recent auction for RDR Series M preferred shares prior to RDR's reorganization with RIF.

Pro Forma Information

The following pro forma results of operations for RIF assumes all the reorganizations had been completed on January 1, 2009, the beginning of the annual reporting period of RIF. This pro forma data is presented for informational purposes only and is not necessarily representative of what the

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

combined actual results of operations would have been had the reorganizations taken place as of January 1, 2009 or for any other date or period.

Net investment income	$3,533,742
Net realized and unrealized gain on investments	21,865,773

Net increase in net assets resulting from operations	$25,399,515

Because the combined investment portfolios of RMR, RFR, RHR, RCR and RDR have been managed as a single integrated portfolio since the reorganizations were completed, it is not possible to identify the amounts of revenues and earnings of RMR, RFR, RHR, RCR and RDR that have been included in RIF's statement of operations since the reorganizations were completed.

RAP

On June 16, 2009, RAP acquired all of the assets and assumed all of the liabilities of Old RAP, pursuant to an agreement and plan of reorganization approved by the boards of trustees of Old RAP and RAP on March 26, 2009, and by the shareholders of Old RAP at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes. Immediately prior to the reorganization, the net assets of RAP were $64,902.

The investment portfolio of Old RAP, with a fair value of $18,021,999 and identified cost of $19,533,944, was the principal asset acquired by RAP. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from Old RAP was carried forward to align ongoing reporting of RAP's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of Old RAP were $17,537,211.

As a result of this reorganization, each holder of Old RAP common shares received common shares of RAP having an aggregate NAV equal to the aggregate NAV of the common shareholder's Old RAP common shares. As of the close of business on June 16, 2009, the NAV of Old RAP was $9.993 per common share and the NAV of RAP was $12.98 per common share. RAP completed a 1.5:1 reverse stock split on Tuesday, June 16, 2009 immediately prior to the reorganization of Old RAP with RAP. Each common share of Old RAP was converted into 0.513 common shares of RAP. Immediately after this reorganization, the combined net assets of RAP amounted to $17,602,113. In connection with this reorganization, RAP has assumed the accounting and performance history of Old RAP.

Also on June 16, 2009, RAP acquired all of the assets and assumed all of the liabilities of RAF, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RAF and RAP on March 26, 2009, and by the shareholders of RAF at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes.

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

The investment portfolio of RAF, with a fair value of $48,527,557 and identified cost of $59,849,409, was the principal asset acquired by RAP. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RAF was carried forward to align ongoing reporting of RAP's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of RAP were $17,602,113.

As a result of the reorganization, each holder of RAF common shares received common shares of RAP having an aggregate NAV equal to the aggregate NAV of the common shareholder's RAF common shares. As of the close of business on June 16, 2009, the NAV of RAF was $9.989 per common share and the NAV of RAP was $19.479 per common share, after effecting 1.5:1 reverse stock split described above. Each common share of RAF was converted into 0.513 common shares of RAP. Immediately after this reorganization, the combined net assets of RAP amounted to $65,101,490.

The opening NAV of RAP on Wednesday, June 17, 2009, after these reorganizations were completed, was $19.47.

The following pro forma results of operations for RAP assumes all the reorganizations had been completed on January 1, 2009, the beginning of the annual reporting period of RAP. This pro forma data is presented for informational purposes only and is not necessarily representative of what the combined actual results of operations would have been had the reorganizations taken place as of January 1, 2009 or for any other date or period.

Net investment income	$474,702
Net realized and unrealized gain on investments	13,726,402

Net increase in net assets resulting from operations	$14,201,104

Because the combined investment portfolios of Old RAP and RAF have been managed as a single integrated portfolio since the reorganizations were completed, it is not possible to identify the amounts of revenues and earnings of Old RAP and RAF that have been included in RAP's statement of operations since the reorganizations were completed.

Note F

Capital Share Transactions

As of December 31, 2010, 2,375,718 common shares, $.001 par value per share, were issued and outstanding for RIF. There were no transactions in capital stock for the year ended December 31, 2010.

As of December 31, 2010, 3,342,963 common shares, $.001 par value per share, were issued and outstanding for RAP. There were no transactions in capital stock for the year ended December 31, 2010.

RMR Funds
Notes to Financial Statements – continued

December 31, 2010

Note G

Revolving Credit Facility

On July 1, 2010, RIF entered into a three year, $10,000,000 revolving credit facility, or the Facility, with Wells Fargo Bank, National Association that expires July 1, 2013. The Fund paid a one time upfront commitment fee of $75,000 that will be amortized over the period of the loan. The Facility is secured by RIF's investments and bears interest at LIBOR plus 2.75%. The Fund has also agreed to pay an unused facility fee of 0.35% per annum on the unused portion of the credit agreement. The Facility requires RIF to satisfy certain collateral requirements and to maintain a certain level of assets.

As of December 31, 2010, RIF had $10,000,000 outstanding under the Facility. From July 1, 2010 to December 31, 2010, the average daily outstanding balance under the Facility was $8,864,130 and the weighted average interest rate 3.07%.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of RMR Real Estate Income Fund and RMR Asia Pacific Real Estate Fund:

We have audited the accompanying statements of assets and liabilities of RMR Real Estate Income Fund and RMR Asia Pacific Real Estate Fund (the "Funds"), including the portfolios of investments, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RMR Real Estate Income Fund and RMR Asia Pacific Real Estate Fund at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2011

Consideration of the Continuation of the Investment Advisory Agreements

The Boards considered the benefits of retaining RMR Advisors as each Fund's investment adviser in connection with the renewal of the each Fund's existing investment advisory agreement (each, a "Current Advisory Agreement") with RMR Advisors for an additional one year term. The Boards discussed the nature, extent and quality of services that RMR Advisors has provided to the Funds and their respective Predecessor Funds(1) under the Current Advisory Agreements; the quality and experience of personnel in RMR Advisors' organization, as well as the depth of such personnel at RMR Advisors; the experience and expertise of RMR Advisors as an investment adviser; the capacity and future commitment of RMR Advisors to perform its duties; that the advisory and other fees paid and the contractual fee waiver for RAP would not change; the level of investment advisory fees to be paid by the Funds, as compared to similar funds; RMR Advisors' performance history as investment adviser to the Funds and their Predecessor Funds, and RMR Advisors' performance history as an investment manager; the potential for economies of scale; the financial condition and profitability of RMR Advisors; and any indirect benefits to be derived by RMR Advisors from its relationship with the Funds. The Boards also considered RMR Advisors' representation that it would provide investment advisory and other services to each Fund of a scope and quality at least equivalent to the scope and quality historically provided to each Fund. In addition, the Boards considered the following matters in determining to continue the retention of RMR Advisors as each Fund's investment adviser.

The Nature, Extent and Quality of Services Provided by RMR Advisors

The Boards considered the level and depth of knowledge of RMR Advisors. The Boards took into account their familiarity with RMR Advisors and its management of the Funds and their Predecessor Funds, noting each Fund's and its Predecessor Funds' performance relative to a peer group of global real estate closed end funds in the case of RAP and a peer group of U.S. real estate closed end funds in the case of RIF. The boards also considered RMR Advisors' record of compliance with its own compliance policies and procedures, RMR Advisors' record of compliance with the Funds' and their Predecessor Funds' compliance policies and procedures and whether the Funds and their Predecessor Funds had operated within their investment objectives. Additionally, the Boards considered the extent of specialized knowledge of RMR Advisors, noting that RMR Advisors specialized in the area of real estate investment management.

Advisory Fees, Other Expenses and Investment Performance

The Boards noted that under the Current Advisory Agreements the Funds pay RMR Advisors a fee equal to an annual percentage of each Fund's managed assets of 0.85% for RIF and 1.00% for RAP. The Board of RAP noted that RMR Advisors had agreed to waive fees equal to an annual percentage of 0.25% of the managed assets of RAP until May 25, 2012, and, as described below in more detail, RAP's investment subadviser has contractually agreed to waive a portion of its subadvisory fee paid by RMR Advisors equal to 0.125% per annum of RAP's average daily managed assets until May 25, 2012. The Boards recognized that this fee structure would not change in connection with the renewal of the Current Advisory Agreements. Each Board noted that the same personnel at RMR Advisors who had historically managed RIF's day to day portfolio operations will continue to do so, and that the same personnel at RMR Advisors who had historically overseen the MCIM's management of RAP's day to day portfolio operations will continue to do so.

(1)
RMR Real Estate Fund ("RMR") and Old RMR Asia Pacific Real Estate Fund ("Old RAP") were reorganized into RIF and RAP, respectively. RMR, Old RAP, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Dividend Capture Fund and RMR Asia Real Estate Fund are collectively referred to as the "Predecessor Funds".

The Boards then reviewed a comparative analysis of the Funds' advisory expense and total expenses to those of a peer group of investment companies (the "peer group"). The Boards considered that the Funds' net expense ratio, which takes any fee waivers into account was the highest of the peer group for RAP and RIF for the twelve months ended December 31, 2009. The Boards noted that the net expense ratios of each of RIF and RAP for the 12 months ended December 31, 2009 were 4.40% and 2.41%, respectively. The Boards discussed the fact that these expense ratios were the highest of the Funds' respective peer groups, but also noted that the estimated net expense ratios of each of RIF and RAP for 2010 were 2.40% and 1.70%, respectively. The Boards recognized that these expense ratio reductions over the past year were in part a result of the increased value of the Funds' portfolios over the past year and also noted that the Funds' expenses ratios had steadily been trending downward since the mergers of various funds under RMR Advisors' management in June 2009 to form the Funds, thus achieving one of the mergers' desired outcomes. Additionally, the Boards considered and discussed various efforts by management to reduce the Funds' expenses, including seeking reduced fees from various third party service providers.

Each Board then concluded that its Fund's expenses were within industry norms and were reasonable and appropriate in light of the high quality of service and commitment rendered by RMR Advisors.

In evaluating the performance of the Funds and RMR Advisors, each Board noted that it reviews, on a regular basis, the Fund's performance results, portfolio composition and investment strategies. In connection with its evaluation of RMR Advisors' performance in managing the Fund's portfolio, each Board considered the Fund's performance results as of October 31, 2010, as compared to a relevant benchmark index. Each Board again also noted RMR Advisors' efforts to improve performance and reduce expenses of the Funds through the mergers of various funds previously under RMR Advisors' management.

The Boards observed that the Funds' year to date total return based on net asset value (with all fees and expenses deducted) as of October 31, 2010 was 10.16% for RAP, which compared to a return of 13.95% for the EPRA/NAREIT Asia Total Return Index (the "RAP Index"), an unmanaged index of Asia Pacific real estate common stocks, for the same period and was 35.15% for RIF, which compared to a return of 25.33% for the MSCI REIT Total Return Index (the "RIF Index" and, together with the RAP Index, the "Indices"), an unmanaged index of U.S. real estate common stocks, for the same period. The RAP Board also observed that RAP's one and three year total returns based on net asset value (with all fees and expenses deducted) were 12.16% and -17.86%, respectively, which compared to returns of 14.66% and -11.68%, respectively, for the RAP Index. The RIF Board also observed that RIF's one, three and five year total returns based on net asset value (with all fees and expenses deducted) were 55.73%, -17.50% and -7.60% , respectively, which compared to returns of 43.53%, -4.99% and 3.33%, respectively, for the RIF Index. The Boards noted that (i) the RAP Index was a relevant benchmark because all of RAP's investments (excluding short term investments) are invested in securities of real estate companies in countries covered by the RAP Index and (ii) the RIF Index was a relevant benchmark because RIF invests (excluding short term investments) in the common stocks of real estate investment trusts covered by the RIF Index. The Boards further noted that the Indices are unmanaged and that the return indicated for the Indices did not reflect deductions for fees and expenses. Additionally, the RIF Board noted that RIF uses leverage in an attempt to enhance its investment returns and, as a result, out performance on the upside was often accompanied by under performance on the downside.

The Boards observed that the year to date total return based on net asset value (with all fees and expenses deducted) as of October 31, 2010 was 10.16% for RAP, which underperformed its peer group and was 35.15% for RIF, which outperformed the entire peer group. The RAP Board also observed that the one and three year total returns based on net asset value (with all fees and expenses deducted) for RAP underperformed the entire peer group. The RAP Board noted that, while RAP's peer group is comprised of global real estate closed end funds, there are no global real estate closed end funds in the U.S. market focused solely on the Asia Pacific region like RAP. The RAP Board noted that RAP's total returns based on net asset value compared more favorably to the returns of the RAP Index. The RIF Board also observed the one, three and five year total returns based on net asset value (with all fees and expenses deducted) for RIF compared favorably to or were within a reasonable range of those of its respective peer group.

In addition, the Boards observed that the Funds' year to date total return based on stock price as of October 31, 2010 was 16.19% for RAP which compared to a weighted average return of 30.25% for the peer group and was 41.97% for RIF which compared to a weighted average return of 41.66% for the peer group. The RAP Board also observed that the one and three year total returns based on stock prices were 11.00% and -18.94%, respectively for RAP, which compared to weighted average returns of 38.95% and -8.00%, respectively, for the peer group. The RIF Board also observed that the one, three and five year total returns based on stock prices were 60.98%, -16.58% and -6.27%, respectively, for RIF, which compared to weighted average returns of 66.54%, -11.10% and -0.70%, respectively, for the peer group.

The RAP Board then further discussed RAP's underperformance relative to its peer group, noting again that while RAP's peer group is comprised of global real estate closed end funds, there are no global real estate closed end funds in the U.S. market focused solely on the Asia Pacific region like RAP, and recognizing that this was a contributing factor to RAP's underperformance relative to its peer group. The RAP Board also noted again that RAP's performance compared more favorably to the RAP Index. The RAP Board next discussed recent portfolio management changes at MCIM and noted the favorable impression the Board had of the new portfolio management team and its view that MCIM's continued dedication to RAP would yield positive results for RAP in the future.

The Boards then turned to a discussion of each Fund's respective market price discount to its net asset value. Each Board noted in particular that it received information on a quarterly basis regarding its Fund's discount to net asset value and that it monitored both its Fund's discount and efforts undertaken by RMR Advisors to narrow each Fund's discount. In this respect, each Board discussed the pattern of each Fund's discount since their respective mergers with their respective Predecessor Funds and noted various matters which may have affected the discount, including RIF's regular quarterly dividend and the purchases of Fund shares by various officers and Trustees pursuant to a Rule 10b5-1 buying plan. The Board also noted the views of RMR Advisors regarding the cause of each Fund's discount and various other actions that RMR Advisors had considered with respect to the discounts.

Each Board then indicated its satisfaction with RMR Advisors' performance, concluded that RMR Advisors had contributed positively to the performance of the fund and determined that continuing to retain RMR Advisors would be in the Fund's and its shareholders' best interests. In coming to this conclusion, each Board recognized that the same persons will continue to be responsible for the day to day management of its Fund's portfolio.

Profitability and Financial Condition of RMR Advisors

Each Board then discussed the experience of RMR Advisors in general and considered RMR Advisors' financial statements as of and for the year ended September 30, 2010 and RMR Advisors' financial condition. In particular, the Boards considered a presentation by RMR Advisors' management with respect to its financial condition and prospects for growth and continued viability. The Boards noted

that RMR Advisors had historically been operating at a loss due to the significant start up costs associated with the Funds and their predecessors and that it continued to operate at a loss or near a break even point. RMR Advisors' management then discussed with the Boards various growth initiatives it had been undertaking during the past year, including the pursuit of strategic acquisition opportunities and new product ideas, all of which were aimed at growing RMR Advisors' assets under management. The Boards considered and discussed the evaluation of RMR Advisors' management that RMR Advisors would have to significantly grow assets under management in order to become profitable over the long term.

The Boards further considered and discussed RMR Advisors' commitment to the Funds and its registered investment company platform, noting in particular the commitment of RMR Advisors' sole shareholders, Messrs. Barry Portnoy and Adam Portnoy (who are also Managing Trustees of the Funds), to the Funds and the registered investment company platform and their apparent continued willingness to fund RMR Advisors' operations at the time. Recognizing that RMR Advisors would have to grow its assets under management in order to be profitable over the long term, the Board also discussed various strategic alternatives for the Funds.

Upon reviewing this information, each Board concluded that RMR Advisors continued to have the financial wherewithal to perform the services required under the Current Advisory Agreement. In reaching this conclusion, each Board particularly noted the expressed commitment of Messrs. Barry and Adam Portnoy to RMR Advisors' business and their continued willingness to fund RMR Advisors' operations (if necessary) at the time.

Economies of Scale

The Boards also considered the potential economies of scale that could be realized by the Funds. The Boards noted that, at the Funds' current asset levels, it was difficult to achieve any economies of scale and that, currently, no economies of scale were being achieved.

Other Benefits to RMR Advisors

Each Board also considered the indirect benefits to be derived by RMR Advisors from its relationship with the Funds. In particular, the Boards considered that RMR Advisors is permitted to consider the value of research it receives from brokers when determining best execution of portfolio transactions, and that the Funds may pay higher commissions to brokers providing research than would be available from other brokers who do not do so. As such, a portion of the brokerage commissions paid by the Funds may be used to obtain research related services that may benefit RMR Advisors and its affiliates by making available to it research that it might otherwise determine to purchase or prepare at its own expense in connection with services it provides to all of its clients. In light of the potential benefits to the Funds of their availability to RMR Advisors and the relatively low absolute additional potential brokerage expenses associated with this practice, the Boards did not consider this a material factor in its analysis. Additionally, the Boards noted that RMR Advisors had reported that the brokers with whom it will place portfolio transactions on behalf of the Funds to date typically have not conditioned the availability of research on commission related factors.

Conclusion

In considering the renewal of the Current Advisory Agreements for an additional one year term, the Boards did not identify any single factor as controlling. Based on the Trustees' evaluation of all factors that they deemed to be relevant, each Board, including each of the Independent Trustees, concluded that (i) RMR Advisors has demonstrated that it possesses the capability and resources to perform the duties required of it under the Current Advisory Agreement; (ii) RMR Advisors maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of Funds with similar investment objectives and of relevant benchmark indices; (iv) the proposed advisory fee rates are fair and reasonable, given the scope and quality of the services to be rendered by RMR Advisors; and (v) renewal of the Current Advisory Agreement for an additional one year term in accordance with its deliberations thereon was in the best interests of the Fund and its shareholders.

Consideration of the Continuation of the Investment Sub-Advisory Agreement

The Board considered the benefits of the continuation of MCIM as RAP's investment sub-advisor. The Board discussed the nature, extent and quality of services that MCIM has provided to the Fund and its predecessor funds (Old RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund, collectively, the "Predecessor Funds"); the quality and experience of personnel in MCIM's organization; the experience and expertise of MCIM as an investment adviser; the capacity and future commitment of MCIM to perform its duties; the sub-advisory fees to be paid to MCIM by the Advisor; the fact that MCIM has agreed to waive a portion of its fees until May 25, 2012; the level of investment advisory fees to be paid by the Fund, which indirectly includes the fee paid to MCIM, as compared to similar funds; MCIM's performance history as sub-advisor to the Fund and its predecessor funds; the potential for economies of scale; the financial condition and profitability of MCIM; and any indirect benefits to be derived by MCIM from their relationship with the Fund. In addition, the Board considered the following matters in determining to retain MCIM as the Fund's investment sub-adviser.

The Nature, Extent and Quality of Services Provided by MCIM

The Board considered the level and depth of knowledge of MCIM. The Board took into account its familiarity with MCIM and its management through the Fund and its Predecessor Funds, noting the Fund's and those Predecessor Funds' performance relative to a peer group of global real estate closed end funds. The Board also considered MCIM's record of compliance with their own compliance policies and procedures, MCIM's record of compliance with the Fund's and its Predecessor Funds' compliance policies and procedures, whether the Fund and its Predecessor Funds had operated within their investment objectives and the Advisor's oversight of MCIM. Additionally, the Board considered the extent of specialized knowledge of MCIM, noting that MCIM specialized in the area of real estate investment management in the Asia Pacific region. The Board also discussed and considered recent portfolio management changes at MCIM and noted the biographical information provided with respect to MCIM's portfolio management team. In this regard the Board noted its favorable impression of the new portfolio management team and its view that MCIM's continued dedication to the Fund would yield positive results for the Fund in the future..

Sub-Advisory Fees, Other Expenses, Investment Performance and the Profitability of MCIM

The Board noted that the Advisor, not the Fund, would pay MCIM 0.375% per annum of the value of the Fund's average daily managed assets and that MCIM had agreed to waive a portion of its investment sub-advisory fee until May 25, 2012 such that the fee payable to MCIM would be equal to 0.25% per annum of the value of the Fund's average daily managed assets, allowing the Advisor to pass this savings on to the Fund in the form of a waiver of its advisory fee charged to the Fund. The Board recognized that this fee structure was a product of arms' length negotiations between the Advisor and MCIM.

The Board then reviewed a comparative analysis of the Fund's advisory expense (which includes the sub-advisory fees) and total expenses to those of a peer group of investment companies (the "peer group"). The Board considered that the Fund's net expense ratio for the 12 months ended December 31, 2009, which takes any fee waivers into account, was 2.41% and was the highest of the peer group for the 12 months ended December 31, 2009. The Board noted that net expense ratio during this period was partially based on the net expense ratios of the Fund's Predecessor Funds prior to their mergers with the Fund in June 2009. The Board recognized, however, that the estimated net expense ratio of the Fund for 2010 was 1.70%.

The Board recognized that this expense ratio reduction over the past year was in part a result of the increased value of the Fund's portfolio over the past year and also noted that the Fund's expenses ratio had steadily been trending downward since the merger of Predecessor Funds with the Fund, thus achieving one of the merger's desired outcomes. Additionally, the Board considered and discussed various efforts by RMR Advisors to reduce the Fund's expenses, including seeking reduced fees from various third party service providers.

The Board concluded that the Fund's expenses were within industry norms and were reasonable and appropriate in light of the high quality of service and commitment rendered by MCIM.

In evaluating the performance of the Fund and MCIM, the Board noted that it reviews, on a regular basis, the Fund's performance results, portfolio composition and investment strategies. In connection with its evaluation of MCIM's performance in managing the Fund's portfolio, the Board considered the Fund's year to date performance results as of October 31, 2010, as compared to a relevant benchmark index.

The Board observed that the Fund's year to date total return based on net asset value (with all fees and expenses deducted) as of October 31, 2010 was 10.16%, which compared to a return of 35.65% for the EPRA/NAREIT Asia Total Return Index (the "Index"), an unmanaged index of Asia Pacific real estate common stocks, for the same period. The Board also observed that the Fund's one and three year total returns based on net asset value (with all fees and expenses deducted) were 12.16% and -17.86%, respectively, which compared to a returns of 14.66% and -11.68%, respectively, for the Index. The Board noted that the Index was a relevant benchmark because all of the Fund's investments (excluding short term investments) are invested in securities of real estate companies in countries covered by the Index. The Board further noted that the Index is unmanaged and that the return indicated for the Index did not reflect deductions for fees and expenses.

The Board then noted that the Fund's year to date total return based on net asset value (with all fees and expenses deducted) as of October 31, 2010 also underperformed its peer group. The Board observed that the Fund's one and three year total returns based on net asset value (with all fees and expenses deducted) underperformed the entire peer group. The Board noted that RAP's total returns based on net asset value compared more favorably to the returns of the Index.

In addition, the Board observed that the Fund's year to date total return based on stock price as of October 31, 2010 was 16.19%, which compared to a weighted average return of 30.25% for the peer group. The Board also observed that the Fund's one and three year total returns based on stock prices were 11.00% and -18.94%, respectively, which compared to weighted average returns of 38.95% and – 8.00%, respectively, for the peer group.

The Board then discussed the Fund's underperformance relative to its peer group, noting that while the Fund's peer group is comprised of global real estate closed end funds, there are no global real estate closed end funds focused solely on the Asia Pacific region like the Fund, which was a contributing factor to the Fund's underperformance relative to its peer group. The Board also noted again that the Fund's performance compared more favorably to the Index. The Board next discussed recent portfolio management changes at MCIM and noted the favorable impression the Board had of the new portfolio management team and its view that MCIM's continued dedication to the Fund would yield positive results for the Fund in the future. The Board then indicated its satisfaction with MCIM's performance in light of the foregoing factors and determined that continuing to retain MCIM would, in light of the foregoing factors, be in the Fund's and its shareholders' best interests.

The Board then discussed the experience of MCIM and its parent company, the AIMS Financial Group, in general and considered MCIM's Profit and Loss statement for the three months ending September 30, 2010, its financial statements for the period ended June 30, 2010 and MCIM's financial condition. The Board also discussed the expressed commitment of the AIMS Financial Group and its founder and controlling person, Mr. George Wang, to MCIM's business model as a U.S. registered investment adviser and to the continued management of the Fund. Upon reviewing this information, the Board concluded that MCIM continued to have the financial wherewithal to perform the services required under the Sub-Advisory Agreement.

Economies of Scale

The Board also considered the potential economies of scale that could be realized by the Fund. The Board noted that, at the Fund's current asset levels, it was difficult to achieve any economies of scale and that, currently, no economies of scale were being achieved.

Other Benefits to MCIM

The Board also considered the indirect benefits to be derived by MCIM from its relationship with the Fund. In particular, the Board considered that MCIM is permitted to consider the value of research it receives from brokers when determining best execution of portfolio transactions, and that the Fund may pay higher commissions to brokers providing research than would be available from other brokers who do not do so. As such, a portion of the brokerage commissions paid by the Fund may be used to obtain research related services that may benefit MCIM and its affiliates (including the AIMS Financial Group) by making available to them research that they might otherwise determine to purchase or prepare at their own expense in connection with services they provides to all of their clients. In light of the potential benefits to the Fund of its availability to MCIM and the relatively low absolute additional potential brokerage expenses associated with this practice, the Board did not consider this a material factor in its analysis. Additionally, the Board noted that MCIM had reported that the brokers with whom it will place portfolio transactions on behalf of the Fund typically have not conditioned the availability of research on commission related factors.

Conclusion

In considering the continuation of the Sub-Advisory Agreement, the Board did not identify any single factor as controlling. Based on the Trustees' evaluation of all factors that they deemed to be relevant, the Board, including each of the Independent Trustees, concluded that (i) MCIM continues to possesses the capability and resources to perform the duties required under the Sub-Advisory Agreement; (ii) based on their experience with MCIM, MCIM maintains an appropriate compliance program; (iii) the proposed sub-advisory fee rate is fair and reasonable, given the scope and quality of the services to be rendered by MCIM; (iv) MCIM continues to have the necessary resources and abilities to perform the services required of it; and (v) continuation of the Sub-Advisory Agreement in accordance with its deliberations thereon was in the best interests of the Fund and its shareholders.

RMR Funds
December 31, 2010

Brokerage Policy

Subject to the supervision of the board of trustees, RMR Advisors is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Funds, RMR Advisors seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, RMR Advisors considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

RMR Advisors may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or both of the Funds. Such products and services may disproportionately benefit one Fund relative to another Fund based on the amount of brokerage commissions paid by such Fund and such other Funds. To the extent that RMR Advisors uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. RMR Advisors may use any such research for the benefit of all or any of its Funds and not just those paying for it.

RMR Advisors may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

RMR Advisors may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires RMR Advisors to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. RMR Advisors believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Privacy Notice

Each of RMR Real Estate Income Fund and RMR Asia Pacific Real Estate Fund (collectively, the "Funds") recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your "nonpublic personal information." This notice is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why in certain cases the Funds share that information with select parties.

What information the Funds collect and share:

The Funds collect and share "nonpublic personal information" about you and your financial transaction with the Funds. For example, such information may include, without limitation, your social security number, account balance, bank account information, purchase history and transaction history.

The Funds collect this information from the following sources:

The Funds collect your nonpublic personal information from different sources, including the following:

  •
  Information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

  •
  Information about your transactions with us, our affiliates or other third parties such as our service providers; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

How the Funds share your information:

The Funds do not sell your name or other information about you to anyone, nor do they share your information with affiliates and other third parties for marketing purposes. The Funds do not disclose nonpublic personal information about their shareholders except to their affiliates and certain service providers, such as the Funds' subadministrator, transfer agent, attorneys, investment subadvisor and other financial or non financial service providers, for the Funds' business purposes or as permitted by law. For example, the Funds may disclose your nonpublic personal information:

  •
  To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

  •
  When you direct the Funds to do so or consent to the disclosure (unless and until you revoke your direction or consent).

  •
  To approve or maintain your account.

  •
  To process transactions related to your investment in the Funds.

  •
  To administer the Funds and process their transactions.

  •
  To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

  •
  To report to consumer reporting agencies and credit bureaus.

  •
  In connection with disputes or litigation between a RMR Fund and you.

How the Funds protect your information:

Each Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). No Fund has any employees. Each Fund restricts access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or the Fund. Each Fund maintains physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, each Fund will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

Customers of financial intermediaries:

Please note that if you hold shares of the Funds through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your non public personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to each Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to each Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how proxies received by each Fund during the most recent 12 month period ended June 30, 2010 have been voted is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing each Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Funds are committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and have established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually or as a group, may do so by filling out a report at the "Corporate Governance" section of our website (http://www.rmrfunds.com), by calling our toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Each Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

Each Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's Form N-CSR are available on the Commission's website at http://www.sec.gov.

Submission of Proposals to a Vote of Shareholders

The annual meeting of shareholders of each of RIF and RAP was held on March 11, 2010. The following is a summary of the proposals submitted to shareholders for vote at the meetings and votes cast.

RIF

Proposal	Votes for	Votes withheld	Votes abstained

Preferred Shares
Election of Barry M. Portnoy as trustee until the 2013 annual meeting	646	12	—
Common and Preferred Shares
Election of Arthur G. Koumantzelis as trustee until the 2013 annual meeting	1,926,916.639	119,049.107	—

The following trustees continued in office after RIF's annual meeting: Adam D. Portnoy, John L. Harrington and Jeffrey P. Somers.

RAP

Proposal	Votes for	Votes withheld	Votes abstained

Common Shares
Election of Barry M. Portnoy as trustee until the 2013 annual meeting	2,299,852.783	594,088.371	—
Election of Arthur G. Koumantzelis as trustee until the 2013 annual meeting	2,795,812.209	98,128.945	—

The following trustees continued in office after RAP's annual meeting: Adam D. Portnoy, John L. Harrington and Jeffrey P. Somers.

Portfolio Management Changes

On May 4, 2010, John K. Snowden, CFA, became the portfolio manager for RAP. Mr. Snowden replaced Roberto Versace, who resigned from MacarthurCook Investment Managers Limited ("MacarthurCook") to pursue other opportunities. Prior to joining MacarthurCook in May 2010, Mr. Snowden was Head of Global Property Securities at Colonial First State Global Asset Management ("Colonial") between 2006 and 2009, where he managed over $7 billion of real estate securities funds around the world. Before joining Colonial, Mr. Snowden was a Managing Director and Head of UBS' Global Real Estate Securities Division for Australia, New Zealand and Asia from 1998 to 2006.

Required Disclosure of Certain Federal Income Tax Information
(unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the year ended December 31, 2010.

	Dividend Received Deduction(1)	Long Term Capital Gains Distribution	Qualified Income Distribution

RMR Real Estate Income Fund	0.36%	$—	$579,336
RMR Asia Pacific Real Estate Fund	N.A.	$—	$169,670

(1)
Applies both to common and preferred shares.

RAP has elected, pursuant to section 853 of the Internal Revenue Code, to pass through to its common shareholders foreign taxes paid of $154,293. RAP generated net foreign source income of $2,372,262 with respect to this election.

Shareholders of each Fund have been or will be advised on Internal Revenue Service Form 1099 DIV as to the federal tax status of the distributions received from the Fund during calendar year 2010. Shareholders are advised to consult with their own tax advisors as to the federal, state and local tax status of the distributions received from the Fund.

Annual Meeting

As of the date of this report, the Funds have not fixed the date for the 2011 annual meeting of shareholders of the Funds. When the date for the annual meeting of shareholders is fixed, the Funds will make a public announcement of the time, date and location of the meeting and will specify the latest date by which shareholder nominations of individuals for election to each Fund's board of trustees or the proposal of other business to be considered by each Fund's shareholders must be received at the Funds' principal executive offices.

Dividend Reinvestment Plan

The board of trustees of each Fund have adopted a Dividend Reinvestment and Cash Purchase Plan (each, a "Plan"), sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of each Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for each Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the applicable Fund. If you elect not to participate in a Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of each Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of that Fund in the open market, on the NYSE Amex or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, which ever is sooner, in the case of RAP). It is possible that the market price for a Fund's common shares may increase before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by a Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, each Fund will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, the appropriate Fund will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in each Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under a Plan.

You may withdraw from any Plan at any time by giving written notice to the plan agent. If you withdraw or a Plan is terminated, the plan agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in each Fund. Dividends or cash purchase option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Funds. There will be no brokerage commission charged with respect to common shares issued directly by any Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of a Fund's shares pursuant to a Plan including the Cash Purchase Option.

Either Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to a Plan except after prior notice to participants.

Participation in a Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under a Plan rather than paid in cash. Automatic reinvestment of distributions in a Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about any Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 161 North Concord Exchange, South St. Paul, MN 55075.

*
Shareholders who hold shares of a Fund in "street name", that is, through a broker, financial advisor or other intermediary, should not contract the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

Trustees and Officers

Name, Address and Age(1)	Position(s) Held with Fund and Term of Office	Principal Occupation(s) During Past Five Years (Including Other Public Company Directorships Held by Trustee)	Number of Funds Within Fund Complex Overseen by Trustee(2)	Length of Time Served(3)
Interested Trustees (4)
Barry M. Portnoy (5) (65)	Class III Trustee to serve until 2013; Portfolio Manager of RIF	Founder and Chairman of Reit Management & Research LLC ("Reit Management") since 1986; Managing Trustee of CommonWealth REIT since 1986; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Quality Care, Inc. since 2001; Director and Vice President of RMR Advisors since 2002; Managing Director of TravelCenters of America LLC since 2007; Director of Affiliates Insurance Company since 2008; Managing Trustee of Government Properties Income Trust since 2009.	2	2003 to present
Adam D. Portnoy (5) (40)	Class II Trustee to serve until 2012; President and Chief Executive Officer; Portfolio Manager of RIF
		President and Chief Executive Officer of Reit Management since 2006 (Vice President from 2003 to 2006); Managing Trustee of CommonWealth REIT since 2006 (Executive Vice President from 2003 to 2006, President since 2011); President, Chief Executive Officer and Director of RMR Advisors since 2007 (Vice President from 2003 to 2007); Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Director of Affiliates Insurance Company since 2008; Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011).	2	2007 to present (Class II Trustee since 2009)

Name, Address and Age(1)	Position(s) Held with Fund and Term of Office	Principal Occupation(s) During Past Five Years (Including Other Public Company Directorships Held by Trustee)	Number of Funds Within Fund Complex Overseen by Trustee(2)	Length of Time Served(3)
Disinterested Trustees
John L. Harrington (74)	Class I Trustee to serve until 2011	President, Executive Director and Trustee of the Yawkey Foundation (a charitable trust) since 1981; Trustee of the JRY Trust (a charitable trust) since 1982; Chairman of the Board and Trustee of the Yawkey Foundation from 2002 to 2003 and since 2007; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1973 to 2001; Trustee of Hospitality Properties Trust since 1995; Trustee of Senior Housing Properties Trust since 1999; Director of Five Star Quality Care, Inc. from 2001 to 2003; President of Boston Trust Management Corp. from 1981 to 2006; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; Director of Affiliates Insurance Company since 2008; Trustee of Government Properties Income Trust since 2009.	2	2003 to present
Arthur G. Koumantzelis (80)	Class III Trustee to serve until 2013	Trustee of Hospitality Properties Trust from 1995 to 2007; President and Chief Executive Officer of Gainesborough Investments LLC from 1998 to 2007; Trustee of Senior Housing Properties Trust from 1999 to 2003; Director of Five Star Quality Care, Inc. from 2001 to 2010; Director of TravelCenters of America LLC since 2007; Director of Affiliates Insurance Company since 2008.	2	2003 to present
Jeffrey P. Somers (67)	Class II Trustee to serve until 2012	Of Counsel, Morse, Barnes-Brown & Pendleton, P.C. (law firm) since 2010 (Director and Equity Member from 1995 to 2009); Director and Secretary of Biomeasure, Incorporated from 1976 to 2008; Secretary of Cantella & Co., Inc. (an SEC-registered broker-dealer) since 1990; Director of Cantella Management Corp. (holding company for Cantella & Co., Inc.) since 2002; Trustee of Senior Housing Properties Trust since 2009; Director of Affiliates Insurance Company since 2009; Trustee of Government Properties Income Trust since 2009.	2	2009 to present

(1)
The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

(2)
RMR Funds is a fund complex consisting of each of the Funds.

(3)
Includes the length of time served as a trustee of the Funds' predecessor funds.

(4)
"Interested Trustees" are trustees who are "interested persons" of the Funds within the meaning of the 1940 Act. Mr. Barry Portnoy and Mr. Adam Portnoy are each an "interested person", as defined by the 1940 Act, of the Funds as a result of their ownership of, and current positions with, the Funds' investment adviser, RMR Advisors, Inc.

(5)
Adam D. Portnoy is the son of Barry M. Portnoy, an interested Trustee of the Funds.

Name, Address and Age(1)	Position(s) Held with Fund and Term of Office	Principal Occupation(s) During Past Five Years	Number of RMR Funds for which position is held(2)	Length of Time Served(3)
Executive Officers
Adam D. Portnoy (4) (40)	President and Chief Executive Officer. Serves at the discretion of the Board. Also serves as a Trustee of RIF and RAP and Portfolio Manager of RIF.	President and Chief Executive Officer of Reit Management since 2006 (Vice President from 2003 to 2006); Managing Trustee of CommonWealth REIT since 2006 (Executive Vice President from 2003 to 2006, President since 2011); President, Chief Executive Officer and Director of RMR Advisors since 2007 (Vice President from 2003 to 2007); Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Director of Affiliates Insurance Company since 2008; Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011).	2	2007 to present (Trustee since 2009)
Mark L. Kleifges (50)	Treasurer and Chief Financial Officer. Serves at the discretion of the Board.	Executive Vice President of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 2002 to 2006); Treasurer and Chief Financial Officer, Hospitality Properties Trust since 2002; Treasurer and Chief Financial Officer, Government Properties Income Trust since 2011; Treasurer of RMR Advisors since 2004 (Vice President from 2003 to 2004).	2	2003 to present
Jennifer B. Clark (49)	Secretary and Chief Legal Officer. Serves at the discretion of the Board.
		Executive Vice President and General Counsel of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 1999 to 2006); Secretary of Hospitality Properties Trust since 2008 (Assistant Secretary from 1996 to 2008); Secretary of Senior Housing Properties Trust since 2008 (Assistant Secretary from 1998 to 2008); Secretary of CommonWealth REIT since 2008 (Senior Vice President from 1999 to 2008); Assistant Secretary of Five Star Quality Care, Inc. since 2001; Secretary of RMR Advisors since 2002; Secretary of TravelCenters of America LLC since 2007; President and Secretary of Affiliates Insurance Company since 2008; Secretary of Government Properties Income Trust since 2009.	2	2003 to present

Name, Address and Age(1)	Position(s) Held with Fund and Term of Office	Principal Occupation(s) During Past Five Years	Number of RMR Funds for which position is held(2)	Length of Time Served(3)
Fernando Diaz (43)	Vice President and Portfolio Manager of RIF. Serves at the discretion of the Board.	Vice President of RMR Advisors since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	2	2007 to present
Karen Jacoppo-Wood (44)	Vice President. Serves at the discretion of the Board.	Vice President of RMR Advisors since 2007; Counsel, Pioneer Investment Management, Inc. from 2004 to 2006; Vice President and Managing Counsel, State Street Bank and Trust Company from 2006 to 2007.	2	2007 to present
William J. Sheehan (66)	Chief Compliance Officer and Director of Internal Audit. Serves at the discretion of the Board.	Director of Internal Audit of CommonWealth REIT, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc. since 2003; Chief Compliance Officer and Director of Internal Audit of RMR Advisors since 2004; Director of Internal Audit of TravelCenters of America LLC since 2007; Director of Internal Audit and Chief Compliance Officer of Affiliates Insurance Company since 2008; Director of Internal Audit of Government Properties Income Trust since 2009.	2	2004 to present

(1)
The business address of each executive officer is Two Newton Place, 255 Washington Street, Newton, Suite 300, Massachusetts 02458.

(2)
RMR Funds is a fund complex consisting of the Funds.

(3)
Includes the length of time served as an officer of the Funds' predecessor funds.

(4)
Adam D. Portnoy is the son of Barry M. Portnoy.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

(a)	As of the period ended December 31, 2010, the registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant's principal executive officer and principal financial officer.
(c)	The registrant has not made any amendment to its code of ethics during the covered period.
(d)	The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
(f)
The registrant's code of ethics has been posted on its Internet website at http://www.rmrfunds.com. A copy of the code of ethics may also be obtained free of charge by writing to Investor Relations, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458.

Item 3.    Audit Committee Financial Expert.

(a)(1)	The registrant's board of trustees has determined that the registrant has at least one member serving on the registrant's audit committee (the "Audit Committee") that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an "audit committee financial expert."
(a)(2)	The name of the audit committee financial expert is Arthur G. Koumantzelis. Mr. Koumantzelis has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed by the registrant's independent accountant for audit services were $40,000 for the fiscal year ended December 31, 2010, and $40,000 for the fiscal year ended December 31, 2009.
(b)
Audit-Related Fees: The aggregate fees billed by the registrant's independent accountant for audit-related services were $12,000 for the fiscal year ended December 31, 2010, and $32,000 for the fiscal year ended December 31, 2009. The nature of the audit-related services comprising the fees were (i) the issuance of agreed upon procedures reports to rating agencies for the registrant in 2010 and 2009 and (ii) certain organizational costs of the registrant in 2009.
(c)
Tax Fees: The aggregate fees billed by the registrant's independent accountant for tax compliance services were $10,000 during the fiscal year ended December 31, 2010, and $10,000 during the fiscal year ended December 31, 2009. The fees billed for tax services for the fiscal year ended December 31, 2009 represent fees billed for the registrant's predecessor fund, RMR Real Estate Fund (the "Predecessor Fund"). The registrant assumed the accounting history of the Predecessor Fund in connection with the reorganization of the Predecessor Fund with the registrant in June 2009. The nature of the tax services comprising the fees for the fiscal years ended December 31, 2010 and December 31, 2009 were the review of the registrant's and the Predecessor Fund's, as applicable, federal and state tax returns and tax compliance procedures.
(d)	All Other Fees: There were no other fees billed by the registrant's independent accountant for the fiscal years ended December 31, 2010 and December 31, 2009.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures: The registrant's Audit Committee is required to pre-approve all audit and non-audit services provided by the independent accountant to the registrant and certain affiliated persons of the registrant. In considering a requested approval, the Audit Committee will consider whether the proposed services are consistent with the rules of the Securities and Exchange Commission ("SEC") on the independent accountant's independence. The Audit Committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, considering its familiarity with the registrant's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the registrant's ability to manage or control risk or improve audit quality. All factors will be considered as a whole, and no one factor will necessarily be determinative. The Audit Committee may delegate approval authority to its chair or one or more of its members who are not "interested persons" of the registrant as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). The member or members to whom such authority is delegated will report, for informational purposes only, any approvals to the Audit Committee at its next regularly scheduled quarterly meeting. This policy does not delegate the Audit Committee's responsibilities to approve services performed by the independent accountant to the registrant's officers or RMR Advisors, Inc., the registrant's investment advisor (the "Advisor"). The Audit Committee may, with respect to a category of services, generally approve services, subject to any general limitations and restrictions it may determine, and subject further to specific approval by a delegated member or members of the Audit Committee.
(e)(2)	Percentages of Services: None.
(f)	Not applicable.
(g)
There were no non-audit fees billed by the independent accountant for services rendered to the registrant or the Advisor for the fiscal years ended December 31, 2010 and December 31, 2009 except for the tax compliance services rendered to the registrant and the Predecessor Fund described in subparagraph (c) above.
(h)	Not applicable.

Item 5.    Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the registrant's Audit Committee are John L. Harrington, Arthur G. Koumantzelis and Jeffrey P. Somers.
(b)	Not applicable.

Item 6.    Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Attached to this Form N-CSR as Exhibit 12(c) is a copy of the proxy voting policies and procedures of the registrant.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        The registrant's portfolio managers are:

  •
  Fernando Diaz.  Mr. Diaz has been a Vice President of the registrant and RMR Asia Pacific Real Estate Fund ("RAP") since inception. Mr. Diaz was a Vice President and portfolio manager of the registrant's predecessor funds (RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Dividend Capture Fund, collectively referred to as the "RIF Predecessors"), and a Vice President of RAP's predecessor funds (Old RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund, collectively referred to as the "RAP Predecessors"), from 2007 until 2009, when such predecessor funds reorganized to form the registrant and RAP, respectively (the "Reorganizations"). Mr. Diaz also has been a Vice President of the Advisor (since 2007). Mr. Diaz was an assistant portfolio manager and senior REIT analyst for GID Securities, LLC from 2006 to 2007 and State Street Global Advisors/Tuckerman Group from 2001 to 2006.

  •
  Adam D. Portnoy.  Mr. Portnoy has been the President, Chief Executive Officer and a Managing Trustee of the registrant and RAP since their inception, and of the RIF Predecessors and the RAP Predecessors from 2007 until the Reorganizations (Managing Trustee from 2009; President and Chief Executive Officer from 2007; Vice President from 2004 (or inception) to 2007). Mr. Portnoy was a portfolio manager of the RIF Predecessors from 2007 until the Reorganizations. Mr. Portnoy also has been the President, Chief Executive Officer, Director and an owner of the Advisor since 2007 (Vice President from 2003 to 2007). Mr. Portnoy also has been President and Chief Executive Officer of Reit Management & Research LLC ("Reit Management") since 2006 (Vice President from 2003 to 2006). Mr. Portnoy also has been a Managing Trustee of four public companies: CommonWealth REIT since 2006; Hospitality Properties Trust since 2007; Senior Housing Properties Trust since 2007; and Government Properties Income Trust since 2009. Mr. Portnoy also has been a Director of Affiliates Insurance Company since 2008. Mr. Portnoy is the son of the registrant's Managing Trustee and portfolio manager, Barry M. Portnoy.

  •
  Barry M. Portnoy.  Mr. Portnoy has been a Managing Trustee of the registrant and RAP since their inception, and of the RIF Predecessors and the RAP Predecessors from their inception until the Reorganizations. Mr. Portnoy was a portfolio manager of the RIF Predecessors from their inception until the Reorganizations. Mr. Portnoy also has been a Vice President, Director and an owner of the Advisor since 2002. Mr. Portnoy also has been Chairman of Reit Management since 1986. Mr. Portnoy also has been a Managing Trustee of four public companies: CommonWealth REIT since 1986; Hospitality Properties Trust since 1996; Senior Housing Properties Trust since 1999; and Government Properties Income Trust since 2009. Mr. Portnoy also has been a Managing Director of two public companies: Five Star Quality Care, Inc. since 2001; and TravelCenters of America LLC since 2007. Mr. Portnoy also has been a Director of Affiliates Insurance Company since 2008.

        The portfolio managers generally function as a team. Generally, Mr. Barry Portnoy provides strategic guidance to the team, while Messrs. Adam Portnoy and Fernando Diaz are in charge of substantially all of the day to day operations, research and trading functions.

        As of December 31, 2010, none of the portfolio managers were primarily responsible for the day to day management of the portfolio of any other account.

        CONFLICTS OF INTEREST:    Because the portfolio managers are only responsible for the day to day management of the registrant's account, they are not subject to conflicts of interest arising as a result of managing the investments of multiple accounts. Nonetheless, the portfolio managers may have conflicts of interest with respect to the brokers selected to execute portfolio transactions for the registrant. Subject to the supervision of each RMR Fund's board of trustees, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the funds, the Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

        Thus, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the funds since the Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit other client accounts relative to the registrant's account based on the amount of brokerage commissions paid by the registrant and such other client accounts. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. The Advisor may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

        The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

        The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Exchange Act, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns. Because of this, and the low absolute dollar amount that any such higher commissions typically represent, the Advisor believes that the risk of a material conflict of interest developing is limited and will not affect the portfolio managers' professional judgment in managing the registrant's account.

        COMPENSATION:    Mr. Barry Portnoy is a voting, 55% owner of the Advisor and Mr. Adam Portnoy is a non-voting, 45% owner of the Advisor. The Advisor pays no direct compensation to Mr. Barry Portnoy for his services, except to the extent of his distributions from the Advisor and his interest in the Advisor's profits, if any. The Advisor pays an annual cash bonus to Mr. Adam Portnoy based upon the discretion of the board of directors of the Advisor. The Advisor's board of directors consists of Messrs. Barry Portnoy, Gerard Martin and Adam Portnoy. Mr. Adam Portnoy receives no other direct compensation from the Advisor for his services, except to the extent of his distributions from the Advisor and his interest in the Advisor's profits, if any.

        The other portfolio manager, Mr. Fernando Diaz, is paid based upon the discretion of the board of directors of the Advisor. Compensation of Mr. Diaz includes base salary, annual cash bonus and he has the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however these factors, among others, may be considered by individual directors of the Advisor. Other factors which may be considered in setting the compensation of the portfolio manager are his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Messrs. Barry Portnoy and Adam Portnoy also receive compensation for their services to affiliates of the Advisor.

        OWNERSHIP OF SECURITIES:    The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of December 31, 2010.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant as of December 31, 2010.
Fernando Diaz	$10,001–$50,000
Adam D. Portnoy	$100,001–$500,000*
Barry M. Portnoy	Over $1,000,000*

*
Certain shares of the registrant are held by virtue of Messrs. Barry Portnoy's and Adam Portnoy's ownership of the Advisor.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the period ended December 31, 2010, the following purchases were made by or on behalf of any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) (e) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/10 through 01/31/10	N/A	N/A	N/A	N/A
Month #2 02/01/10 through 02/28/10	N/A	N/A	N/A	N/A
Month #3 03/01/10 through 03/31/10	78,017	$25.63	78,017	0
Month #4 04/01/10 through 04/30/10	N/A	N/A	N/A	N/A
Month #5 05/01/10 through 05/31/10	N/A	N/A	N/A	N/A
Month #6 06/01/10 through 06/30/10	N/A	N/A	N/A	N/A
Month #7 07/01/10 through 07/31/10	N/A	N/A	N/A	N/A
Month #8 08/01/10 through 08/31/10	N/A	N/A	N/A	N/A
Month #9 09/01/10 through 09/30/10	N/A	N/A	N/A	N/A
Month #10 10/01/10 through 10/31/10	N/A	N/A	N/A	N/A
Month #11 11/01/10 through 11/30/10	N/A	N/A	N/A	N/A
Month #12 12/01/10 through 12/31/10	N/A	N/A	N/A	N/A
Total	78,017	$25.63	78,017	0

(a) On March 1, 2010, the registrant announced that several of its trustees and officers had established plans under Rule 10b5-1 promulgated under the Exchange Act to purchase common shares of the registrant (each, a "Plan" and collectively, the "Plans").

(b) Up to an aggregate of approximately $2 million of common shares of the registrant were approved to be purchased under the Plans.

(c), (d), (e) Each Plan was terminated on March 29, 2010 following the completion of all purchases made pursuant to such Plan.

Item 10.    Submission of Matters to a Vote of Security Holders.

        Effective February 22, 2010, the registrant's board of trustees adopted amendments to its bylaws which amend the provisions relating to the timeliness of shareholder nominations of individuals for election to the registrant's board of trustees and the proposal of other business to be considered by the registrant's shareholders at annual meetings of shareholders. The amendments provide that in the event an annual meeting of the registrant is called for a date that is more than 30 days earlier or later than the first anniversary of the preceding year's annual meeting, notice of shareholder nominations and proposals must be given to the registrant no later than 5:00 p.m. on the 10th day following the earlier of the day on which: (i) notice of the date of the annual meeting is mailed or otherwise made available, or (ii) a public announcement of the date of the annual meeting is first made.

Item 11.    Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.
(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(2)	Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.
(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE INCOME FUND By:
/s/ Adam D. Portnoy Adam D. Portnoy President Date: February 25, 2011

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Adam D. Portnoy Adam D. Portnoy President Date: February 25, 2011
By:
/s/ Mark L. Kleifges Mark L. Kleifges Treasurer Date: February 25, 2011

QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING LIMITED LIABILITY
NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP
RMR Real Estate Income Fund Portfolio of Investments – December 31, 2010
RMR Asia Pacific Real Estate Fund Portfolio of Investments – December 31, 2010
RMR Funds Financial Statements
RMR Real Estate Income Fund Financial Highlights
RMR Asia Pacific Real Estate Fund Financial Highlights
RMR Funds Notes to Financial Statements December 31, 2010
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES